Exhibit 10.5

FINAL VERSION

SBA TOWER TRUST

U.S. $895,000,000 Secured Tower Revenue Securities, Series 2021-2, Subclass 2021-2C

U.S. $895,000,000 Secured Tower Revenue Securities, Series 2021-3, Subclass 2021-3C

PURCHASE AGREEMENT

October 8, 2021

Barclays Capital Inc.

Citigroup Global Markets Inc.

J.P. Morgan Securities USA LLC

as Representatives of the several Initial

Purchasers listed in Schedule I hereto

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Citigroup Global Markets Inc.

388 Greenwich Street, 7th Floor

New York, New York 10013

and

J.P. Morgan Securities USA LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

SBA Tower Trust (the “Trust”), a New York common law trust formed pursuant to the Trust and Servicing Agreement dated as of November 18, 2005 (the “Initial Closing Date”) and amended and restated in its entirety by the Amended and Restated Trust and Servicing Agreement (the “Amended and Restated Trust Agreement”) dated as of October 15, 2014 (the “2014 Closing Date”) among SBA Depositor LLC, a Delaware limited liability company (the “Depositor”), Midland Loan Services, a division of PNC Bank, National Association, as servicer (the “Servicer”), and Deutsche Bank Trust

Company Americas, as trustee (the “Trustee”), as supplemented and amended by the First Trust Agreement Supplement dated as of October 14, 2015 (the “2015 Closing Date”), by the Second Trust Agreement Supplement dated as of July 7, 2016 (the “2016 Closing Date”) by the Third Trust Agreement Supplement and Amendment dated as of April 17, 2017 (the “2017 Closing Date”), by the Fourth Trust Agreement Supplement and Amendment dated as of March 9, 2018 (the “2018 Closing Date”), by the Fifth Trust Agreement Supplement and Amendment dated as of September 13, 2019 (the “2019 Closing Date”), by the Sixth Trust Agreement Supplement and Amendment dated July 14, 2020 (the “2020 Closing Date”) and by the Seventh Trust Agreement Supplement and Amendment dated May 14, 2021 (the “2021 Closing Date”), each between the Servicer and the Trustee (the Amended and Restated Trust Agreement, as so supplemented, the “Existing Trust Agreement”), proposes to issue (i) U.S.$ 895,000,000 principal amount of its Secured Tower Revenue Securities, Series 2021-2, 1.840% Subclass 2021-2C (the “Series 2021-2C Securities”), (ii) U.S.$ 895,000,000 principal amount of its Secured Tower Revenue Securities, Series 2021-3, 2.593% Subclass 2021-3C (the “Series 2021-3C Securities” and, together with the Series 2021-2C Securities, the “Offered Securities”) and (iii) U.S.$ 94,300,0000 principal amount of its Secured Tower Revenue Securities, Series 2021-3, 4.090% Subclass 2021-3R (the “Class R Securities” and, together with the Offered Securities, the “Securities”), each representing a fractional undivided interest in the Trust, pursuant to the Existing Trust Agreement, as supplemented and amended by the Eighth Trust Agreement Supplement (the “Eighth Trust Agreement Supplement”), to be dated as of the Closing Date (as hereinafter defined), between the Servicer and the Trustee (the Existing Trust Agreement as so supplemented and amended the “Trust Agreement”). Capitalized terms used herein and not otherwise herein defined shall have the meanings assigned to such terms in the Trust Agreement (or, if not defined in the Trust Agreement, in the Preliminary Offering Memorandum (as hereinafter defined)).

The assets of the Trust currently consist primarily of a monthly pay, nonrecourse mortgage loan (the “Existing Mortgage Loan”) in an aggregate principal amount of $ $5,742,600,000, evidenced by the promissory note evidencing the 2013-2C component of the Mortgage Loan (the “2013-2C Note”) originally issued on April 18, 2013 (the “2013 Closing Date”), the promissory note evidencing the 2014-2C component of the Mortgage Loan (the “2014-2C Note”) originally issued on the 2014 Closing Date, the promissory note evidencing the 2017-1C component of the Mortgage Loan (the “2017-1C Note”) and the promissory note evidencing the 2017-1R component of the Mortgage Loan (the “2017-1R Note”) originally issued on the 2017 Closing Date, the promissory note evidencing the 2018-1C component of the Mortgage Loan (the “2018-1C Note”) and the promissory note evidencing the 2018-1R component of the Mortgage Loan (the “2018-1R Note”) originally issued on the 2018 Closing Date, the promissory note evidencing the 2019-1C component of the Mortgage Loan (the “2019-1C Note”) and the promissory note evidencing the 2019-1R component of the Mortgage Loan (the “2019-1R Note”) originally issued on the 2019 Closing Date, the promissory note evidencing the 2020-1C component of the Mortgage Loan (the “2020-1C Note”), the promissory note evidencing the 2020-2C component of the Mortgage Loan (the “2020-2C Note”) and the promissory note evidencing the 2020-2R component of the Mortgage Loan (the “2020-2R Note”) originally issued on the 2020 Closing Date, and the promissory note evidencing the 2021-1C component of the Mortgage Loan (the “2021-1C Note”) and the promissory note evidencing the 2021-1R component of the Mortgage Loan (the “2021-1R Note”) originally issued on the 2021 Closing Date, in respect of which each of (i) SBA Properties, LLC, a Delaware limited liability company (“SBA Properties” or the “Initial Borrower”), SBA Sites, LLC, a Delaware limited liability company (“SBA Sites”), SBA Structures, LLC a Delaware limited liability company (“SBA Structures”), SBA Infrastructure, LLC, a Delaware limited liability company (“SBA Infrastructure”), SBA Monarch Towers III, LLC, a Delaware limited liability company (“SBA Monarch III”), SBA 2012 TC Assets PR, LLC, a Delaware limited liability company (“SBA TC PR”), SBA 2012 TC Assets, LLC, a Delaware limited liability company (“SBA TC”), SBA Towers IV, LLC, a Delaware limited liability company (“SBA Towers IV”), SBA Monarch Towers I, LLC, a Delaware limited liability company (“SBA Monarch I”), SBA Towers USVI, Inc., a U.S. Virgin Islands corporation (“SBA USVI”), SBA Towers VII, LLC, a Delaware limited liability company (“SBA Towers VII”), and SBA GC Towers, LLC, a Delaware limited liability company (“SBA GC”, and, together with SBA Properties, SBA Sites, SBA Structures, SBA Infrastructure, SBA Monarch III, SBA TC PR, SBA TC, SBA Towers IV, SBA Monarch I, SBA USVI and SBA Towers VII, the “2014 Existing Borrowers”) and (ii) SBA Towers V, LLC, a Delaware limited liability company (“SBA Towers V”), and SBA Towers VI, LLC, a Delaware limited liability company (“SBA Towers VI”, and, together with SBA Towers V and the 2014 Existing Borrowers, the “Borrowers”) is currently jointly and severally liable pursuant to the Second Amended and Restated Loan and Security Agreement (the “Amended and Restated Loan Agreement”) dated as of the 2014 Closing Date between the Servicer on behalf of the Trustee and the 2014 Existing Borrowers, as supplemented and amended by the First Loan and Security Agreement Supplement and Amendment dated as of the 2015 Closing Date, the Second Loan and Security Agreement Supplement dated as of the 2016 Closing Date, the Third Loan and Security Agreement Supplement and Amendment dated as of the 2017 Closing Date, the Fourth Loan and Security Agreement Supplement dated as of the 2018 Closing Date, the Fifth Loan and Security Agreement Supplement dated as of the 2019 Closing Date, the Sixth Loan and Security Agreement Supplement dated as of the 2020 Closing Date, the Seventh Loan and Security Agreement Supplement dated as of the 2021 Closing Date, the Eighth Loan and Security Agreement Supplement dated as of September 10, 2021, each between the Servicer on behalf of the Trustee and the Borrowers (the Amended and Restated Loan Agreement as so amended and supplemented, the “Existing Loan Agreement”). The Trust issued (i) Series 2013-2 of the Secured Tower Revenue Securities in one subclass on the 2013 Closing Date, the Series 2013-2 Securities, Subclass 2013-2C, (ii) Series 2014-2 of the Secured Tower Revenue Securities in one subclass on the 2014 Closing Date, the Series 2014-2 Securities, Subclass 2014-2C, (iii) Series 2018-1 of the Secured Tower Revenue Securities in two subclasses on the 2018 Closing Date, the Series 2018-1 Securities, Subclass 2018-1C, and the Series 2018-1 Securities, Subclass 2018-1R (iv) Series 2019-1 of the Secured Tower Revenue Securities in two subclasses on the 2019 Closing Date, the Series 2019-1 Securities, Subclass 2019-1C, and the Series 2019-1 Securities, Subclass 2019-1R, (v) Series 2020-1 of the Secured Tower Revenue Securities in one subclass on the 2020 Closing Date, the Series 2020-1 Securities, Subclass 2020-1C, (vi) Series 2020-2 of the Secured Tower Revenue Securities in two subclasses on the 2020 Closing Date, the Series 2020-2 Securities, Subclass 2020-2C and Series 2020-2 Securities, Subclass 2020-2R, and (vii) Series 2021-1 of the Secured Tower Revenue Securities in two subclasses on the 2021 Closing Date, the Series 2021-1 Securities, Subclass 2021-1C and Series 2021-1 Securities, Subclass 2021-1R (collectively, the “Existing Securities”).

On the Closing Date, the Borrowers and the Servicer on behalf of the Trustee will enter into the Ninth Loan and Security Agreement Supplement (the “Ninth Loan and Security Agreement Supplement”), to be dated as of the Closing Date, to the Existing Loan Agreement (the Existing Loan Agreement, as so supplemented and amended, the “Loan Agreement”). Pursuant to the Ninth Loan and Security Agreement Supplement the Existing Mortgage Loan will be increased by $1,309,300,000 (the “Closing Date Mortgage Loan Increase”), which Closing Date Mortgage Loan Increase will be evidenced by one promissory note evidencing the 2021-2C component of the Mortgage Loan (the “2021-2C Note”), one promissory note evidencing the 2021-3C component of the Mortgage Loan (the “2021-3C Note”) and one promissory note evidencing the 2021-3R Component of the Mortgage Loan (the “2021-3R Note”), and the Borrowers will use the proceeds of the Closing Date Mortgage Loan Increase to, if not already repaid, prepay the 2013-2C Note, and thereby retire the Series 2013-2 Securities, Subclass 2013-2C. The Existing Securities, excluding the Series 2013-2 Securities, Subclass 2013-2C being retired on or prior to the Closing Date, are referred to herein as the “Remaining Securities”. The 2014-2C Note, the 2018-1C Note, the 2018-1R Note, the 2019-1C Note, the 2019-1R Note, the 2020-1C Note, the 2020-2C Note, the 2020-2R Note, the 2021-1C Note and the 2021-1R Note (collectively, the “Remaining Notes”), the 2021-2C Note, the 2021-3C Note and the 2021-3R Note (together with any promissory notes evidencing additional mortgage loan increases after the Closing Date, the “Mortgage Loan”) and the other obligations of the Borrowers under the Loan Agreement will be secured in part by mortgages on certain of the Borrowers’ interests in certain of their wireless communications tower sites (the “Closing Date Sites”) on which space is leased to wireless communications companies and other users (the “Lessees”) pursuant to leases or licenses (the “Leases”) for placement of transmission equipment and other purposes.

Repayment of the Mortgage Loan is guaranteed by (i) SBA Guarantor LLC, a Delaware limited liability company (the “Guarantor”), which is the direct or indirect parent of the Borrowers, pursuant to the Payment Guaranty, which will be ratified as of the Closing Date pursuant to the Ratification of the Payment Guaranty and Pledge and Security Agreement to be dated as of the Closing Date (the “Ratification of the Payment Guaranty and Pledge”), (ii) SBA Holdings LLC, a Delaware limited liability company (“SBA Holdings”), which is the direct parent of the Guarantor, pursuant to the Parent Guaranty, which will be ratified as of the Closing Date pursuant to the Ratification of the Parent Guaranty and Parent Pledge and Security Agreement to be dated as of the Closing Date (the “Ratification of the Parent Guaranty and Pledge”) and (iii) SBA GC Holdings, LLC, a Delaware limited liability company (“SBA GC Holdings”), the direct parent of SBA GC, SBA GC Parent I, LLC, a Delaware limited liability company (“SBA GC Parent I”), a direct parent of SBA GC Holdings, and SBA GC Parent II, LLC, a Delaware limited liability company and a direct parent of SBA GC Holdings (“SBA GC Parent II” and, collectively with SBA GC Holdings and SBA GC Parent I, the “2014 Additional Guarantors”), pursuant to the Additional Guaranty dated as of the 2014 Closing Date (the “2014 Additional Guaranty”), which will be ratified as of the Closing Date pursuant to the Ratification of the Additional Guaranty and Pledge and Security Agreement to be dated as of the Closing Date (the “Ratification of Additional Guaranty and Pledge”).

The Guarantor previously pledged to the Trustee all of the equity interests of the Borrowers (other than SBA GC), SBA GC Parent I and SBA GC Parent II to secure the repayment of the Mortgage Loan pursuant to the Guarantor Pledge Agreement and, on the Closing Date, will re-affirm such pledge pursuant to the Ratification of Payment Guaranty and Pledge.

SBA Holdings pledged all of the equity interests of the Guarantor to secure the repayment of the Mortgage Loan pursuant to the Parent Pledge Agreement and, on the Closing Date, will re-affirm such pledge pursuant to the Ratification of Parent Guaranty and Pledge. SBA Holdings is a wholly-owned subsidiary of SBA Senior Finance, LLC, a Florida limited liability company (“SBA Finance”), and an indirect subsidiary of SBA Communications Corporation (“SBA Parent”).

Each 2014 Additional Guarantor pledged all of its respective equity interests of SBA GC Holdings and SBA GC to secure the repayment of the Mortgage Loan pursuant to a Pledge and Security Agreement, dated as of the 2014 Closing Date (the “2014 Additional Pledge Agreement”) by the 2014 Additional Guarantors in favor of the Trustee and, on the Closing Date, will re-affirm such pledges pursuant to the Ratification of Additional Guaranty and Pledge.

SBA Network Management, Inc. (the “Manager”), a Florida corporation and an indirect subsidiary of SBA Parent, will manage the Closing Date Sites on behalf of the Borrowers pursuant to a Management Agreement, dated as of the Initial Closing Date, as amended as of November 6, 2006 (the “2006 Closing Date”), as of August 9, 2012 (the “2012 Closing Date”), as of the 2013 Closing Date, as of the 2014 Closing Date, as of the 2015 Closing Date and as of the 2016 Closing Date (the “Management Agreement”), among the Manager, the Borrowers and any Additional Borrower that becomes a party thereto. The Manager has delegated its duties under the Management Agreement to SBA Network Services, LLC pursuant to a Sub-Management Agreement (the “Sub-Management Agreement”), dated as of April 16, 2010, between the Manager and SBA Network Services, LLC (the “Sub-Manager”).

The following agreements are referred to herein as the “Existing Transaction Documents”:

(a) the Existing Trust Agreement;

(b) the Remaining Securities;

(c) the Existing Loan Agreement;

(d) the Remaining Notes;

(e) the Assignment, Acceptance and Consent Agreement, dated as of the Initial Closing Date, among the Depositor and the existing lenders party thereto;

(f) the Assumption and Release Agreement, dated as of the Initial Closing Date, between Lehman Commercial Paper Inc., the Depositor, the Initial Borrower, SBA Finance, SBA Towers and Tampa Towers, Inc.;

(g) the Contribution Agreement dated as of the 2006 Closing Date between SBA Finance and SBA Holdings;

(h) the Contribution Agreement dated as of the 2006 Closing Date between SBA Holdings and the Guarantor;

(i) the Contribution Agreement dated as of the 2012 Closing Date between SBA Finance and SBA Holdings;

(j) the Contribution Agreement dated as of the 2012 Closing Date between SBA Holdings and the Guarantor;

(k) the Contribution Agreement dated as of the 2013 Closing Date between SBA Finance and SBA Holdings;

(l) the Contribution Agreement dated as of the 2013 Closing Date between SBA Holdings and the Guarantor;

(m) the Contribution Agreement dated as of the 2014 Closing Date between SBA Finance and SBA Holdings;

(n) the Contribution Agreement dated as of the 2014 Closing Date between SBA Holdings and the Guarantor;

(o) the Contribution Agreement dated as of the 2015 Closing Date between SBA Finance and SBA Holdings;

(p) the Contribution Agreement dated as of the 2015 Closing Date between SBA Holdings and the Guarantor;

(q) the Payment Guaranty;

(r) the Parent Guaranty;

(s) the 2014 Additional Guaranty;

(t) the Guarantor Pledge Agreement;

(u) the Parent Pledge Agreement;

(v) the 2014 Additional Pledge Agreement;

(w) the Contribution and Subrogation Agreement dated as of the 2015 Closing Date among the Borrowers;

(x) the Amended and Restated Cash Management Agreement dated as of the 2014 Closing Date among the 2014 Existing Borrowers, the Servicer on behalf of the Trustee, Deutsche Bank Trust Company Americas, as agent, and the Manager, including the Joinder and Amendment to Cash Management Agreement dated as of the 2015 Closing Date and the Second Amendment to Cash Management Agreement dated as of the 2017 Closing Date, each among the Borrowers, the Servicer on behalf of the Trustee, Deutsche Bank Trust Company Americas, as agent, and the Manager (the “Cash Management Agreement”);

(y) the Deposit Account Control Agreements relating to the Borrowers;

(z) the Environmental Indemnity, including (i) the Joinder to Environmental Indemnity dated as of the 2006 Closing Date from the Initial Borrower, SBA Sites, SBA Structures and SBA Towers, Inc., SBA Puerto Rico, Inc. and SBA USVI (collectively, the “Released Borrowers”) to the Trustee, (ii) the Joinder to Environmental Indemnity dated as of the 2012 Closing Date from the Initial Borrower, SBA Sites, SBA Structures, SBA Infrastructure and SBA Monarch III to the Trustee, (iii) the Joinder to Environmental Indemnity dated as of the 2013 Closing Date from the Initial Borrower, SBA Sites, SBA Structures, SBA Infrastructure, SBA Monarch III, SBA TC PR, SBA TC, SBA Towers IV, SBA Monarch I and SBA USVI to the Trustee, (iv) the Joinder to Environmental Indemnity dated as of the 2014 Closing Date from the 2014 Existing Borrowers to the Trustee and (v) the Joinder to Environmental Indemnity dated as of the 2015 Closing Date from the Borrowers to the Trustee;

(aa) the Management Agreement, including (i) the Joinder and Amendment to Management Agreement dated as of the 2006 Closing Date among the Initial Borrower, SBA Sites, SBA Structures, the Released Borrowers, the Manager and the Trustee, (ii) the Joinder and Amendment to Management Agreement dated as of the 2012 Closing Date among the Initial Borrower, SBA Sites, SBA Structures, SBA Infrastructure and SBA Monarch III, the Manager and consented to by the Servicer, (iii) the Joinder and Amendment to Management Agreement dated as of the 2013 Closing Date among the Initial Borrower, SBA Sites, SBA Structures, SBA Infrastructure, SBA Monarch III, SBA TC PR, SBA TC, SBA Towers IV, SBA Monarch I and SBA USVI, the Manager and consented to by the Servicer, (iv) the Joinder and Amendment to Management Agreement dated as of the 2014 Closing Date among the 2014

Existing Borrowers, the Manager and consented to by the Servicer, (v) the Joinder and Amendment to Management Agreement dated as of the 2015 Closing Date among the Borrowers, the Manager, SBA Finance and consented to by the Servicer and (vi) the Amendment to Management Agreement dated as of the 2016 Closing Date among the Borrowers, the Manager, SBA Finance and consented to by the Servicer;

(bb) the Sub-Management Agreement;

(cc) the Assignment and Subordination of Management Agreement, including (i) the Joinder to Assignment and Subordination of Management Agreement dated as of the 2006 Closing Date among the Initial Borrower, SBA Sites, SBA Structures, the Released Borrowers and the Manager, (ii) the Joinder to Assignment and Subordination of Management Agreement dated as of the 2012 Closing Date among the Initial Borrower, SBA Sites, SBA Structures, SBA Infrastructure and SBA Monarch III and the Manager, (iii) the Joinder to Assignment and Subordination of Management Agreement dated as of the 2013 Closing Date among the Initial Borrower, SBA Sites, SBA Structures, SBA Infrastructure, SBA Monarch III, SBA TC PR, SBA TC, SBA Towers IV, SBA Monarch I and SBA USVI and the Manager, (iv) the Joinder to Assignment and Subordination of Management Agreement dated as of the 2014 Closing Date among the 2014 Existing Borrowers and the Manager and (v) the Joinder to Assignment and Subordination of Management Agreement dated as of the 2015 Closing Date among the Borrowers and the Manager; and

(dd) the Advance Reimbursement Agreement, including (i) the Joinder to Advance and Reimbursement Agreement dated as of the 2006 Closing Date among the Initial Borrower, SBA Sites, SBA Structures, the Released Borrowers, the Servicer and the Trustee, (ii) the Joinder to Advance and Reimbursement Agreement dated as of the 2012 Closing Date among the Initial Borrower, SBA Sites, SBA Structures, SBA Infrastructure and SBA Monarch III, the Servicer and the Trustee, (iii) the Joinder to Advance and Reimbursement Agreement dated as of the 2013 Closing Date among the Initial Borrower, SBA Sites, SBA Structures, SBA Infrastructure, SBA Monarch III, SBA TC PR, SBA TC, SBA Towers IV, SBA Monarch I and SBA USVI, the Servicer and the Trustee, (iv) the Joinder to Advance and Reimbursement Agreement dated as of the 2014 Closing Date among the 2014 Existing Borrowers, the Servicer and the Trustee and (v) the Joinder to Advance and Reimbursement Agreement dated as of the 2015 Closing Date among the Borrowers, the Servicer and the Trustee.

The following agreements are referred to herein as the “Closing Date Transaction Documents”:

(a) this Purchase Agreement (the “Agreement”);

(b) the Eighth Trust Agreement Supplement;

(c) the Offered Securities;

(d) the Class R Securities;

(e) the Ninth Loan and Security Agreement Supplement;

(f) the 2021-2C Note;

(g) the 2021-3C Note;

(h) the 2021-3R Note;

(i) the Ratification of the Payment Guaranty and Pledge;

(j) the Ratification of the Parent Guaranty and Pledge;

(k) the Ratification of Additional Guaranty and Pledge; and

(l) the Indemnification Agreement dated as of the Closing Date among the Servicer, SBA Finance and the Representatives, as representatives of the several Initial Purchasers listed in Schedule I hereto.

The Existing Transaction Documents and the Closing Date Transaction Documents are referred to herein as the “Transaction Documents.” The Borrowers, the Depositor, the Guarantor, SBA Holdings, the 2014 Additional Guarantors, the Manager and the Sub-Manager are referred to herein as the “Transaction Parties.”

The Offered Securities will be offered and sold to the initial purchasers named in Schedule I annexed hereto (the “Initial Purchasers”) for whom Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities USA LLC are acting as representatives (the “Representatives”) without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. In consultation with the Representatives, SBA Finance has prepared a preliminary offering memorandum, dated October 5, 2021 (the “Preliminary Offering Memorandum”), a pricing term sheet substantially in the form attached hereto as Schedule II (the “Pricing Term Sheet”) setting forth the terms of the Offered Securities omitted from the Preliminary Offering Memorandum and a final offering memorandum, dated October 8, 2021 (the “Offering Memorandum”), setting forth information concerning the Borrowers, the Manager, SBA Finance, SBA Parent and certain affiliated and unaffiliated entities, the Closing Date Sites, the Leases, the Lessees and the Offered Securities. The Preliminary Offering Memorandum, together with the Pricing Term Sheet and the documents listed on Schedule III hereto are collectively referred to as the “Pricing Disclosure Package.” “Applicable Time” means 1:26 p.m. (New York City time) on the date of this Agreement. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by SBA Finance to the Initial

Purchasers pursuant to the terms of this Agreement. Any references herein to the Offering Memorandum shall be deemed to include all amendments and supplements thereto. SBA Finance hereby confirms that it has authorized the use of the Pricing Disclosure Package and the Offering Memorandum in connection with the offering and resale of the Offered Securities by the Initial Purchasers in accordance with Section 2.

Concurrently with the issuance of the Offered Securities, the Trust will issue the Class R Securities. The Class R Securities will not be purchased by the Initial Purchasers and will initially be sold to an affiliate of the Depositor.

SBA Finance and the Trustee hereby confirm their agreement with the Initial Purchasers concerning the purchase of the Offered Securities from the Trustee by the Initial Purchasers.

1. Representations, Warranties and Agreements of SBA Finance.

SBA Finance represents and warrants to, and agrees with, the Initial Purchasers on and as of the date hereof and the Closing Date that:

(i) The Preliminary Offering Memorandum and the Marketing Materials (as hereinafter defined) (when read together with the Preliminary Offering Memorandum) as of their respective dates, did not, the Pricing Disclosure Package, as of the Applicable Time, did not, and as of the Closing Date, will not, and the Offering Memorandum, as of its date and as of the Closing Date, will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Pricing Disclosure Package or the Offering Memorandum made in reliance upon and in conformity with the Initial Purchasers’ Information (as defined in Section 7(e)) or the Servicer Information (as defined in Section 7(a));

(ii) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contained or contains all of the information that, if requested by a prospective purchaser of the Offered Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act;

(iii) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 2 and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Offered Securities to the Initial Purchasers and the offer, resale and delivery of the Offered Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Preliminary Offering Memorandum and the Offering Memorandum, to register the Offered Securities under the Securities Act;

(iv) Each of the Depositor, SBA Holdings, the Guarantor, SBA Properties, SBA Structures, SBA Sites, SBA Infrastructure, SBA Monarch III, SBA TC PR, SBA TC, SBA Towers IV, SBA Monarch I, SBA GC, SBA Towers VII, SBA Towers V, SBA Towers VI, SBA GC Parent I, SBA GC Parent II and SBA GC Holdings has been duly formed as a limited liability company and is validly existing and in good standing under the laws of the State of Delaware, is qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to be duly registered or qualified would not have caused a Material Adverse Effect, and has the requisite power and authority to own or hold its properties and to conduct the business in which it is engaged as described in the Preliminary Offering Memorandum and the Offering Memorandum;

(v) Each of SBA Senior Finance and the Sub-Manager has been duly formed as a limited liability company and is validly existing and in good standing under the laws of the State of Florida, is qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to be duly registered or qualified would not have caused a Material Adverse Effect, and has the requisite power and authority to own or hold its properties and to conduct the business in which it is engaged as described in the Preliminary Offering Memorandum and the Offering Memorandum;

(vi) The Manager is duly incorporated and is validly existing and in good standing under the laws of the State of Florida, is qualified to do business and is in good standing as a foreign corporation in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to be duly registered or qualified would not have caused a Material Adverse Effect, and has all the requisite corporate power and authority to own, lease and operate its properties and to conduct the business in which it is engaged as described in the Preliminary Offering Memorandum and the Offering Memorandum;

(vii) SBA USVI is duly incorporated and is validly existing and in good standing under the laws of the U.S. Virgin Islands, is qualified to do business and is in good standing as a foreign corporation in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to be duly registered or qualified would not have caused a Material Adverse Effect, and has all the requisite corporate power and authority to own, lease and operate its properties and to conduct the business in which it is engaged as described in the Preliminary Offering Memorandum and the Offering Memorandum;

(viii) Each of the Depositor, SBA Holdings, the Guarantor, SBA Properties, SBA Structures, SBA Sites, SBA Infrastructure, SBA Monarch III, SBA TC PR, SBA TC, SBA Towers IV, SBA Monarch I, SBA GC, SBA Towers VII, SBA Towers V, SBA Towers VI, SBA GC Parent I, SBA GC Parent II, SBA GC Holdings and the Sub-Manager has all requisite limited liability company power and authority to execute, deliver and perform its obligations under the Transaction Documents to which it is a party;

(ix) Each of SBA USVI and the Manager has all requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents to which it is a party;

(x) SBA Finance has all requisite limited liability company power and authority to execute, deliver and perform its obligations under this Agreement;

(xi) This Agreement has been duly authorized, executed and delivered by SBA Finance;

(xii) On the Closing Date, the Securities will have been duly and validly authorized and, when the Securities are duly and validly executed by or on behalf of the Trustee, authenticated by the Certificate Registrar and delivered in accordance with the Trust Agreement and delivered and paid for as provided herein (in the case of the Offered Securities) and in the agreement in respect of the purchase of the Class R Securities (in the case of the Class R Securities), will be validly issued and outstanding and entitled to the benefits and security afforded by the Trust Agreement;

(xiii) Each of the Existing Transaction Documents to which each Transaction Party is a party has been duly authorized, executed and delivered by such Transaction Party and, assuming due authorization, execution and delivery by the other parties thereto, constitutes the legal, valid and binding obligation of such Transaction Party enforceable against such Transaction Party in accordance with its terms (subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally; (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and (iii) the qualification that certain remedial provisions of the Existing Transaction Documents are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not make the remedies afforded by the Existing Transaction Documents inadequate for the practical realization of the rights and benefits purported to be provided by the Existing Transaction Documents except for the economic consequences resulting from any delay imposed by, or any procedure required by, applicable New York laws, rules, regulations and court decisions and by constitutional requirements in and of the State of New York);

(xiv) Each of the Closing Date Transaction Documents (other than this Agreement) to which each Transaction Party will be a party will be duly authorized, executed and delivered by such Transaction Party on or prior to the Closing Date and, assuming due authorization, execution and delivery by the other parties thereto, will constitute the legal, valid and binding obligation of such Transaction Party enforceable against such Transaction Party in accordance with its terms (subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally; (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and (iii) the qualification that certain remedial provisions of the Closing Date Transaction Documents are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not make the remedies afforded by the Closing Date Transaction Documents inadequate for the practical realization of the rights and benefits purported to be provided by the Closing Date Transaction Documents except for the economic consequences resulting from any delay imposed by, or any procedure required by, applicable New York laws, rules, regulations and court decisions and by constitutional requirements in and of the State of New York);

(xv) The execution, delivery and performance of this Agreement by SBA Finance and the consummation of the transactions contemplated hereby and by the Transaction Documents, including the sale of the Offered Securities by the Trustee, will not conflict with, or result in a breach or violation of any of the terms or provisions of, or (including with the giving of notice or the lapse of time or both) constitute a default under (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which SBA Finance is a party or by which SBA Finance is bound or to which any of the properties or assets of SBA Finance is subject, (ii) the provisions of the operating agreement of SBA Finance or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over SBA Finance or any of its properties or assets, except in the cases of clause (i) or (iii), such breaches, violations or defaults that in the aggregate would not reasonably be expected to have a Material Adverse Effect;

(xvi) The execution, delivery and performance of the Existing Transaction Documents to which each Transaction Party is a party by such Transaction Party and the consummation of the transactions contemplated thereby do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or (including with the giving of notice or the lapse of time or both) constitute a default under (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Transaction Party is a party or by which such Transaction Party is bound or to which any of the properties or assets of such Transaction Party is subject, (ii) the provisions of the operating agreement, certificate of incorporation, certificate of formation and by-laws or other constitutive documents of such Transaction Party or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Transaction Party or any of its properties or assets, except in the cases of clause (i) or (iii), such breaches, violations or defaults that in the aggregate would not reasonably be expected to have a Material Adverse Effect;

(xvii) The execution, delivery and performance of the Closing Date Transaction Documents to which each Transaction Party will be a party by such Transaction Party and the consummation of the transactions contemplated thereby will not conflict with, or result in a breach or violation of any of the terms or provisions of, or (including with the giving of notice or the lapse of time or both) constitute a default under (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Transaction Party is a party or by which such Transaction Party is bound or to which any of the properties or assets of such Transaction Party is subject, (ii) the provisions of the operating agreement, certificate of incorporation, certificate of formation and by-laws or other constitutive documents of such Transaction Party or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Transaction Party or any of its properties or assets, except in the cases of clause (i) or (iii), such breaches, violations or defaults that in the aggregate would not reasonably be expected to have a Material Adverse Effect;

(xviii) No consent, approval, authorization or order of, or filing or registration with, any court or any regulatory authority or other governmental agency or body is required for the execution, delivery and performance by SBA Finance of this Agreement and the sale of the Offered Securities by the Trustee and the consummation of the transactions contemplated hereby except as may be required by the securities or Blue Sky laws of any state of the United States or any foreign jurisdiction in connection with the sale of the Offered Securities;

(xix) No consent, approval, authorization or order of, or filing or registration with, any court or any regulatory authority or other governmental agency or body is required for the execution, delivery and performance of the Transaction Documents to which each Transaction Party is or will be a party by such Transaction Party and the consummation by such Transaction Party of the transactions contemplated by such Transaction Documents;

(xx) There are no legal or governmental proceedings pending or, to the knowledge of SBA Finance, threatened against any Transaction Party or to which any of the respective properties of the Transaction Parties is subject, that are not disclosed in the Preliminary Offering Memorandum and the Offering Memorandum and which are reasonably likely to have a Material Adverse Effect or to materially affect the issuance or sale of the Offered Securities or the consummation of any of the other transactions contemplated by the Transaction Documents;

(xxi) None of the Transaction Parties is (i) in violation of its operating agreement, certificate of incorporation, certificate of formation and by-laws or other constitutive documents, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it, other than, a default or violation described in clauses (ii) and (iii) which is not reasonably likely to have a Material Adverse Effect;

(xxii) The Guarantor is the sole holder of the capital stock or the sole member, as applicable, of each of the Borrowers (other than SBA GC), SBA GC Parent I and SBA GC Parent II and owns such stock or membership interests therein, as applicable, free and clear of Liens, other than Liens created under the Transaction Documents;

(xxiii) SBA GC Parent I and SBA GC Parent II are the only members of SBA GC Holdings and own their membership interest in SBA GC Holdings free and clear of Liens, other than Liens created under the Transaction Documents;

(xxiv) SBA GC Holdings is the sole member of SBA GC and owns the membership interests in SBA GC free and clear of Liens, other than Liens created under the Transaction Documents;

(xxv) SBA Holdings is the sole member of the Guarantor and owns the membership interests in the Guarantor free and clear of Liens, other than Liens created under the Transaction Documents;

(xxvi) SBA Finance is the sole member of each of SBA Holdings and the Depositor and owns its membership interests in SBA Holdings and the Depositor free and clear of Liens;

(xxvii) SBA Parent has provided a written representation (the “17g-5 Representation”) to each nationally recognized statistical rating organization hired by SBA Parent to rate the Offered Securities, which satisfies the requirements of paragraph (a)(3)(iii) of Rule 17g-5 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Rule 17g-5”), a copy of which has been delivered to each Initial Purchaser, and SBA Parent has complied with the 17g-5 Representation;

(xxviii) Ernst & Young LLP (“E&Y”), whose reports are included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum and who has delivered the initial letter referred to in Section 5(d) hereof, are independent public accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the “Rules and Regulations”) and were independent accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum;

(xxix) The historical financial statements (including the related notes) included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles in the United States promulgated or adopted by the Financial Accounting Standards Board (“GAAP”) consistently applied throughout such periods. Such historical financial statements fairly present the financial position of the entities purported to be shown thereby at the respective dates indicated and the results of operations for the respective periods indicated, in each case in accordance with GAAP consistently applied throughout such periods. The other financial information and data included in the Pricing Disclosure Package and the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Borrowers;

(xxx) Since the date as of which information is given in the Pricing Disclosure Package, there has not occurred a Material Adverse Effect or an event which has had a material adverse effect on the general affairs, management, consolidated financial position, stockholders’ equity, results of operations, business or prospects of SBA Parent and its subsidiaries taken as a whole (a “SBA Parent Material Adverse Effect”), nor to SBA Finance’s knowledge, after due inquiry, has there occurred any development or event involving a prospective Material Adverse Effect or a prospective SBA Parent Material Adverse Effect;

(xxxi) None of SBA Finance or the Transaction Parties is currently or will be, upon sale of the Offered Securities in accordance herewith and the application of the net proceeds therefrom as described in the Preliminary Offering Memorandum and the Offering Memorandum under the caption “Use of Proceeds,” required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”);

(xxxii) The Trust Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”);

(xxxiii) The Trust is not a “covered fund” under Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder because the Trust may rely on the non-exclusive exemption provided by Section 3(c)(5) of the 1940 Act;

(xxxiv) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Pricing Disclosure Package or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

(xxxv) The statements in the Preliminary Offering Memorandum and the Offering Memorandum under the headings “Description of the Mortgage Loan,” “The Guaranties,” “The Management Agreement,” “Description of the Securities” and “Description of the Trust Agreement” to the extent such statements summarize material terms of the Transaction Documents, fairly summarize such terms in all material respects;

(xxxvi) The industry-related, tower-related and customer-related data and estimates included in the Pricing Disclosure Package and the Offering Memorandum are based on or derived from sources which SBA Finance believes to be reliable and accurate;

(xxxvii) Neither SBA Finance nor any affiliate (as defined in Rule 501(b) of Regulation D (“Regulation D”) under the Securities Act) of SBA Finance has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or could be integrated with the offering and sale of the Offered Securities in a manner that would require the registration of the Offered Securities under the Securities Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Offered Securities;

(xxxviii) When the Offered Securities are issued and delivered pursuant to this Agreement, the Offered Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system;

(xxxix) Neither SBA Finance nor any of affiliate of SBA Finance or any person acting on their behalf has engaged or will engage during the applicable restricted period in any directed selling efforts within the meaning of Rule 902(b) of Regulation S with respect to the Offered Securities, and SBA Finance and the affiliates of SBA Finance and all persons acting on their behalf have complied with and will comply with the offering restriction requirements of Regulation S in connection with the offering of the Offered Securities outside the United States; provided that no representation is made as to the Initial Purchasers or any person, acting on their behalf;

(xl) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 2 and their compliance with the agreements set forth therein, the sale of the Offered Securities pursuant to Regulation S are “offshore transactions” and, to the knowledge of SBA Finance, are not part of a plan or scheme to evade the registration provisions of the Securities Act;

(xli) Neither SBA Finance nor any affiliate of SBA Finance has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Offered Securities to facilitate the sale or resale of the Offered Securities;

(xlii) On and immediately after the Closing Date, each of the Transaction Parties (after giving effect to the Closing Date Mortgage Loan Increase, the repayment of the 2013-2C Note, the issuance of the Securities and to the other transactions related thereto as described in the Preliminary Offering Memorandum and the Offering Memorandum) will not be insolvent within the meaning of the Bankruptcy Code and none of the Transaction Parties is the subject of any voluntary or involuntary case or proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy or insolvency law and no Event of Bankruptcy has occurred with respect to any Transaction Party;

(xliii) Neither SBA Finance nor the Depositor has engaged any third-party to provide “due diligence services” (as defined in Rule 17g-10(d)(1) under the Exchange Act) relating to the Offered Securities, other than E&Y and KPMG LLP (“KPMG”), or obtained a “third-party due diligence report” (as defined in Rule 15Ga-2 under the Exchange Act (“Rule 15Ga-2”)), other than the Report of Independent Accountants on Applying Agreed-Upon Procedures prepared by E&Y, dated October 1,

2021 (the “E&Y Report”), and the Independent Accountants’ Report on Applying Agreed-Upon Procedures prepared by KPMG, dated October 1, 2021 (the “KPMG Report”), copies of which have been made available to the Representatives. SBA Finance or the Depositor has complied with Rule 15Ga-2 with respect to the E&Y Report and the KPMG Report, including by furnishing a Form ABS-15G containing the E&Y Report and the KPMG Report to the Securities Exchange Commission (the “SEC”) within the time period required by Rule 15Ga-2;

(xliv) The Depositor is the “sponsor” (as such term is defined in Regulation RR, 17 C.F.R. §246.1 et seq. (the “Risk Retention Rules”)) in connection with the transactions contemplated by the Transaction Documents and has complied, and is the appropriate entity to comply, with all requirements imposed on the “sponsor” of a “securitization transaction” (as each such term is defined in the Risk Retention Rules) in accordance with the provisions of the Risk Retention Rules in connection with the transactions contemplated by the Transaction Documents. On the Closing Date, the Depositor will hold, either directly or through a “majority-owned affiliate” (as such term is defined in the Risk Retention Rules), an “eligible horizontal residual interest” (as such term is defined in the Risk Retention Rules) with respect to the transactions contemplated by the Transaction Documents in an amount equal to at least 5% of the fair value of all the “ABS interests” (as such term is defined in the Risk Retention Rules) issued as part of the transactions contemplated by the Transaction Documents, determined as of the Closing Date using a fair value measurement framework under United States generally accepted accounting principles (such interest, the “Retained Interest”). The Depositor has determined such fair value of the Retained Interest based on its own valuation methodology, inputs and assumptions and is solely responsible therefor;

(xlv) As of the respective dates of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, the Depositor complied with and was solely responsible for ensuring that the disclosure required by Section 4(c)(1) of the Risk Retention Rules was contained in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum;

(xlvi) SBA Parent will undertake, pursuant to a letter agreement addressed to the Trust, the Trustee (for the benefit of the Applicable Investors) and the Initial Purchasers (the “EU and UK Risk Retention Letter”), amongst other matters, to retain a material net economic interest of not less than five percent of the nominal value of the securitised exposures as determined in accordance with the EU Securitization Laws and UK Securitization Laws;

(xlvii) the operations of SBA Parent and SBA Finance are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where SBA Parent or SBA Finance conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency in a jurisdiction where SBA Parent or SBA Finance conducts business (collectively, the “SBA Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving SBA Parent or SBA Finance with respect to the SBA Money Laundering Laws is pending or, to the knowledge of SBA Parent or SBA Finance, threatened, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(xlviii) none of SBA Parent or SBA Finance or, to the knowledge of SBA Parent and SBA Finance, any director, officer, agent, employee or affiliate, is currently subject to or the target of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“Sanctions”);

(xlix) none of SBA Parent or SBA Finance or, to the knowledge of SBA Parent and SBA Finance, any director, officer, agent, employee or other person acting on behalf of SBA Parent or SBA Finance has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 (as amended, the “FCPA”), or (D) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment;

(l) none of SBA Parent or SBA Finance shall use the proceeds from the sale of the Offered Securities, directly or knowingly indirectly, or contribute or otherwise make available the proceeds from the sale of the Offered Securities (i) for the purpose of funding any activities or business in violation of the FCPA and any other bribery, fraud, kickback or other similar applicable laws or regulations in any jurisdiction in which any Transaction Party or the Initial Purchasers are located or doing business, (ii) in any manner which would in any material respect violate SBA Money Laundering Laws or (iii) in any manner that would violate the Sanctions; and

(li) as of the Closing Date, the representations and warranties of each Transaction Party contained in the Transaction Documents to which such Transaction Party is a party will be true and correct and are repeated herein as though fully set forth herein.

2. Purchase and Resale of the Offered Securities.

(a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Trustee, on behalf of the Trust, agrees to sell to the Initial Purchasers, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Trustee, the principal amount of Offered Securities set forth opposite the name of such Initial Purchaser on Schedule I hereto at (x) a purchase price equal to 99.2% of the principal amount thereof, in the case of the Series 2021-2C Securities, and (y) a purchase price equal to 99.2% of the principal amount thereof, in the case of the Series 2021-3C Securities. The Trustee shall not be obligated to deliver any of the Offered Securities except upon payment for all of the Offered Securities to be purchased as provided herein.

(b) The Initial Purchasers have advised the Trustee that they propose to offer the Offered Securities for resale upon the terms and subject to the conditions set forth herein and in the Pricing Disclosure Package. Each of the Initial Purchasers represents and warrants to, undertakes and agrees with, SBA Finance and the Trustee that (i) it is purchasing the Offered Securities pursuant to a private sale exempt from registration under the Securities Act and in compliance with any applicable state or foreign securities laws, (ii) neither it nor any of its affiliates, nor any person acting on its behalf, has solicited offers for, or offered or sold, and neither it, nor any of its affiliates, nor any person acting on its behalf, will solicit offers for, or offer or sell, the Offered Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act, (iii) it has solicited and will solicit offers for the Offered Securities only from, and has offered or sold and will offer, sell or deliver the Offered Securities, as part of its initial offering, only to (A) persons whom it reasonably believes to be qualified institutional buyers (“Qualified Institutional Buyers”) as defined in Rule 144A under the Securities Act (“Rule 144A”), or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and, in each case in transactions in accordance with Rule 144A, (B) a limited number of other entities that qualify as “accredited investors”, as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act (“IAIs”), that make certain representations and agreements to the Trustee and the Initial Purchasers and (C) to certain non-“U.S. Persons” in “Offshore Transactions” as defined in, and in reliance on, Regulation S under the Securities Act, and (iv) (A) it has complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000 (as amended, the “FSMA”) with respect to anything done by it in relation to the Offered Securities in, from, or otherwise involving the United Kingdom, and it has only communicated or caused to be communicated and it will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of any Offered Securities, in circumstances in which section 21(1) of the FSMA does not apply to the Trust or the Depositor, (B) it has not offered, sold or otherwise made available, and will not offer, sell or otherwise make available, any Offered Securities to any EEA Retail Investor in the European Economic Area and (C) it has not offered, sold or otherwise made available, and will not offer, sell or otherwise make available, any Offered Securities to any UK Retail Investor in the United Kingdom.

For the purposes of clause (iv)(B) above, the expression “EEA Retail Investor” means a person who is one (or more) of the following:

(i)	a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”);

(ii)	a customer within the meaning of Directive (EU) 2016/97 (as amended), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or

(iii)	not a qualified investor as defined in Regulation (EU) 2017/1129 (as amended); and

For the purposes of clause (iv)(C), the expression “UK Retail Investor” means a person who is one (or more) of the following:

(i)

a retail client as defined in point (8) of Article 2 of Commission Delegated Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (as amended, the “EUWA”);

(ii)

a customer within the meaning of the provisions of the FSMA and any rules and regulations made under the FSMA (such rules and regulations as amended) to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA and as amended; or

(iii)	not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the EUWA and as amended.

For purposes of this provision, the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the Offered Securities to be offered so as to enable an investor to decide to purchase or subscribe for the Offered Securities.

The Initial Purchasers agree that prior to or on the Closing Date the Initial Purchasers shall furnish to each purchaser of any of the Offered Securities a copy of the Offering Memorandum. In addition to the foregoing, the Initial Purchasers acknowledge and agree that SBA Finance, the Trustee and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 5, counsel for SBA Finance and for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers and their compliance with their agreements contained in this Section 2 (except clause (i) of this subsection (b)), and the Initial Purchasers hereby consent to such reliance.

(c) Each Initial Purchaser, severally and not jointly, represents and agrees that it has not engaged any person to provide third-party “due diligence services” (as defined in Rule 17g-10(d)(1) under the Exchange Act) relating to the Offered Securities.

(d) The Trustee, on behalf of the Trust, acknowledges and agrees that the Initial Purchasers may sell Offered Securities to any affiliate of the Initial Purchasers and that any such affiliate may sell Offered Securities purchased by it to the Initial Purchasers.

3. Delivery of and Payment for the Offered Securities.

(a) Delivery of and payment for the Offered Securities shall be made at the offices of Simpson Thacher & Bartlett LLP, New York, New York, or at such other place as shall be agreed upon by the Representatives, SBA Finance and the Trustee, at 10:00 A.M., New York City time, on October 27, 2021, or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Representatives, SBA Finance and the Trustee (such date and time of payment and delivery being referred to herein as the “Closing Date”).

(b) On the Closing Date, payment of the purchase price for the Offered Securities shall be made to the Trustee by wire or book-entry transfer of same-day funds to such account or accounts as the Trustee shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to Barclays Capital Inc. on behalf of the Initial Purchasers of the Offered Securities as described herein. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Initial Purchasers hereunder. Upon delivery, the Offered Securities shall be in definitive form, registered in such names and in such denominations as the Representatives shall have requested in writing not less than two full business days prior to the Closing Date, in the case of any Offered Securities being resold to IAIs on the Closing Date, and otherwise in global form, registered in the name of The Depository Trust Company (“DTC”) or its nominee and delivered through the facilities of DTC. SBA Finance agrees to make the definitive certificates and one or more global certificates evidencing the Offered Securities available for inspection by the Representatives in New York, New York at least 24 hours prior to the Closing Date.

4. Further Agreements of SBA Finance.

SBA Finance agrees with the Initial Purchasers:

(a) (i) to advise the Representatives promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Pricing Disclosure Package or the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) to advise the Representatives promptly of any order preventing or suspending the use of the Pricing Disclosure Package or the Offering Memorandum, of any suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose and (iii) to use commercially reasonable efforts to prevent the issuance of any such order preventing or suspending the use of the Pricing Disclosure Package or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time;

(b) to prepare the Offering Memorandum in a form reasonably acceptable to the Initial Purchasers and to furnish promptly to the Initial Purchasers and counsel for the Initial Purchasers, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (and any amendments or supplements thereto) as may be reasonably requested;

(c) not to amend or supplement the Offering Memorandum unless the Initial Purchasers shall previously have been advised of, and shall not have reasonably objected to, such amendment or supplement within a reasonable time, but in any event not longer than five days after being furnished a copy of such amendment or supplement;

(d) if, at any time prior to completion of the resale of the Offered Securities by the Initial Purchasers, any event shall occur that, in the judgment of SBA Finance or in the judgment of counsel to the Initial Purchasers, makes any statement of a material fact in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements in the Offering Memorandum, in light of the circumstances at the time that the Offering Memorandum is delivered to prospective investors, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with any applicable laws, to promptly notify the Representatives of such event and prepare an appropriate amendment or supplement to the Offering Memorandum so that (i) the statements in the Offering Memorandum as amended or supplemented will, in light of the circumstances at the time that the Offering Memorandum is delivered to prospective investors, not be misleading and (ii) the Offering Memorandum will comply with applicable law;

(e) for so long as the Offered Securities are outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Offered Securities and prospective purchasers of the Offered Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act (the foregoing agreement being for the benefit of the holders from time to time of the Offered Securities and prospective purchasers of the Offered Securities designated by such holders);

(f) to promptly take from time to time such actions as the Representatives may reasonably request to qualify the Offered Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may designate and to continue such qualifications in effect for so long as required for the resale of the Offered Securities; and to arrange for the determination of the eligibility for investment of the Offered Securities under the laws of such jurisdictions as the Representatives may request; provided that none of the Borrowers or the Trustee on behalf of the holders of the Certificates shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction in which it is not now so subject;

(g) to use its reasonable best efforts to do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Offered Securities;

(h) to assist the Representatives in arranging for the Offered Securities to be eligible for clearance and settlement through DTC;

(i) not to, and to cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) that would be integrated with the sale of the Offered Securities in a manner which would require the registration under the Securities Act of the sale to the Initial Purchasers or the resale to investors hereunder of the Offered Securities;

(j) not to, and to use its best efforts to cause its controlled affiliates not to, either alone or with one or more other persons, offer or sell the Offered Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(a)(2) of the Securities Act to cease to be applicable to the offering and sale of the Offered Securities as contemplated by this Agreement and the Preliminary Offering Memorandum;

(k) with respect to any Offered Securities sold in reliance on Rule 903 under the Securities Act, not to, and to use its best efforts to cause its controlled affiliates not to, either alone or with one or more other persons, offer or sell the Offered Securities in the United States by means of any directed selling effort within the meaning of Rule 902 or otherwise in violation of the offering restriction requirements of Regulation S under the Securities Act;

(l) for a period of 60 days from the date of the Offering Memorandum, not to, directly or indirectly, sell, contract to sell, grant any option to purchase, issue any instrument convertible into or exchangeable for, or otherwise transfer or dispose of, any securities issued by the Trust or any other asset-backed securities backed by wireless communications sites and related Leases owned by SBA Parent or any of its affiliates (other than the Securities), except with the prior written consent of the Initial Purchasers;

(m) in connection with the offering of the Offered Securities, until the Representatives shall have notified SBA Finance of the completion of the initial resale of the Offered Securities, not to, and to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Offered Securities, or attempt to induce any person to purchase any Offered Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Offered Securities;

(n) in connection with the offering of the Offered Securities, until the Representatives shall have notified SBA Finance of the completion of the initial resale of the Offered Securities by the Initial Purchasers, to extend to each prospective investor, at the request of the Initial Purchasers, the reasonable opportunity to discuss with, and obtain information from, SBA Finance and its affiliates concerning their businesses, management and financial affairs, the Offered Securities and the terms and conditions of the offering thereof, to the extent SBA Finance and its affiliates possess the same or can acquire it without unreasonable effort or expense;

(o) to cause the net proceeds from the sale of the Offered Securities to be applied as set forth in the Preliminary Offering Memorandum and the Offering Memorandum under the heading “Use of Proceeds”, including to the payment of the fees and expenses set forth in Section 9 hereof;

(p) to the extent that the ratings to be provided with respect to the Offered Securities as set forth in the Pricing Disclosure Package and the Offering Memorandum by Fitch, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) are conditional upon the furnishing of documents or the taking of any other actions by SBA Finance or any of its affiliates, to furnish such documents and take any such other action;

(q) to comply with the 17g-5 Representation in all material respects;

(r) for a period from the date of this Agreement until the retirement of the Offered Securities, to cause to be furnished to the Initial Purchasers, as soon as practicable after becoming available to SBA Finance, copies of (i) (A) any annual statement of compliance delivered by the Servicer to the Trustee under the Trust Agreement, (B) any annual independent public accountants’ servicing report furnished to the Trustee pursuant to the Trust Agreement, (C) any reports distributed by the Servicer pursuant to Section 4.02(a) or (e) of the Trust Agreement and (D) from time to time, such other information concerning the Offered Securities which may be furnished by the Servicer to the extent SBA Finance possesses the same or can acquire it without unreasonable effort or expense and (ii) (A) all annual and periodic financial reports furnished to the Servicer or the Trustee by any of the Transaction Parties or SBA Parent and (B) all material reports, information and correspondence sent to holders of the Offered Securities. It is understood that, to the extent any of the information described in the preceding sentence is posted on the Trustee’s internet website pursuant to the Trust Agreement, the requirements of the preceding sentence shall be deemed to have been satisfied so long as the Initial Purchasers have access to such website;

(s) to cause the Depositor (or, to the extent permitted by the Risk Retention Rules, a majority-owned affiliate of ) to continue to comply with and be solely responsible for compliance with all requirements imposed on the “sponsor of a securitization transaction” by the Risk Retention Rules for so long as those requirements are applicable, including, without limitation (1) complying with the post-closing disclosure requirements set forth in Section 4(c)(1)(ii) of the Risk Retention Rules in an appropriate method that does not require any action by the Initial Purchasers, (2) complying with the records maintenance requirements set forth in Section 4(d) of the Risk Retention Rules, and (3) complying and causing compliance with the hedging, transfer and financing prohibitions set forth in Section 12 of the Risk Retention Rules for the duration required by the Risk Retention Rules; and

(t) to cause SBA Parent to undertake, pursuant to the EU and UK Risk Retention Letter, amongst other matters, to retain the SR Retained Interest directly or indirectly (which may include indirectly through one or more Holding Subsidiaries) as determined in accordance with the EU Securitization Laws and UK Securitization Laws, and to not sell, transfer or otherwise surrender all or any part of its rights, benefits or obligations arising from the SR Retained Interest, or hedge or otherwise mitigate its credit risk arising from the SR Retained Interest, in each case, except to the extent not restricted by the EU Securitization Laws and UK Securitization Laws, all in accordance with the terms of the EU and UK Risk Retention Letter.

5. Conditions to Obligations of Initial Purchasers and Trust.

The obligations of the Initial Purchasers hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of SBA Finance contained herein, to the accuracy of the statements of the other Transaction Parties and their respective officers made in any certificates delivered pursuant hereto, to the performance by SBA Finance of its obligations hereunder and to each of the following additional terms and conditions:

(a) The Offering Memorandum (and any amendments or supplements thereto) shall have been printed (or made available in electronic form if the Initial Purchasers have not requested printed copies) and copies distributed to the Initial Purchasers not later than 11:00 a.m., New York City time, on the fourth business day following the date of this Agreement, or at such later date and time as the Representatives may approve in writing; and no stop order suspending the sale of the Offered Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened;

(b) The Initial Purchasers shall not have discovered and disclosed to SBA Finance on or prior to the Closing Date that (i) the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a fact which, in the opinion of counsel for the Initial Purchasers, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary to make the statements therein, in light of the circumstances existing as of the Applicable Time, not misleading or (ii) the Pricing Disclosure Package or the Offering Memorandum, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of counsel for the Initial Purchasers, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents and the Offering Memorandum, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be reasonably satisfactory in all material respects to the Initial Purchasers, and SBA Finance and the Transaction Parties shall have furnished to the Initial Purchasers all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters;

(d) On the date hereof, SBA Finance shall have furnished to the Representatives a letter from E&Y (the “Initial Letter”), addressed to the Initial Purchasers and dated the date hereof concerning the accounting and financial information with respect to the Guarantor and its subsidiaries included or incorporated by reference in the Preliminary Offering Memorandum and certain statistical information set forth in the Preliminary Offering Memorandum and confirming that they are independent public accountants with respect to the Guarantor and its subsidiaries within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the SEC and the American Institute of Certified Public Accountants;

(e) SBA Finance shall have furnished to the Representatives a letter from E&Y (the “Bring-Down Letter”), addressed to the Initial Purchasers and dated the Closing Date concerning the accounting and financial information with respect to the Guarantor and its subsidiaries included or incorporated by reference in the Offering Memorandum and certain statistical information set forth in the Offering Memorandum and (i) confirming that they are independent public accountants with respect to the Guarantor and its subsidiaries within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the SEC and the American Institute of Certified Public Accountants, (ii) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is included or incorporated by reference in the Offering Memorandum, as of a date not more than three business days prior to the date of the Bring-Down Letter), that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the Initial Letter are accurate and (iii) confirming in all material respects the conclusions and findings set forth in the Initial Letter;

(f) SBA Finance shall have furnished to the Representatives (i) a report from a nationally recognized accounting firm, who are independent accountants reasonably acceptable to the Representatives (the “Independent Accounting Firm”), dated September 29, 2021, in form and substance reasonably satisfactory to the Representatives, concerning certain agreed upon procedures performed in respect of the information presented in the Preliminary Offering Memorandum on the Cover and under the captions “Security Summary,” “Summary of Memorandum,” “Risk Factors,” “The Business of the Closing Date Borrowers,” “The Closing Date Sites,” “The Tenant Leases,” “Description of the Mortgage Loan,” “Security for the Mortgage Loan,” “Description of the Securities” and “Yield and Maturity Considerations” and certain information in the Sales Slides (as hereinafter defined) addressed to the Initial Purchasers and (ii) a report from the Independent Accounting Firm, dated on or about October 1, 2021, in form and substance reasonably satisfactory to the Representatives, concerning certain agreed upon procedures performed in respect of the information presented in the Offering Memorandum on the Cover and under the captions “Security Summary,” “Summary of Memorandum,” “Risk Factors,” “The Business of the Closing Date Borrowers,” “The Closing Date Sites,” “The Tenant Leases,” “Description of the Mortgage Loan,” “Security for the Mortgage Loan,” “Description of the Securities” and “Yield and Maturity Considerations” addressed to the Initial Purchasers;

(g) The Closing Date Transaction Documents shall have been executed and delivered by the parties thereto in form satisfactory to the Representatives; the Transaction Documents shall be in full force and effect, the representations and warranties of the parties thereto contained in the Transaction Documents shall be true and correct and each of such parties shall have performed its obligations thereunder required to be performed on or prior to the Closing Date;

(h) The Offered Securities shall have been duly executed and delivered by the Trustee and duly authenticated by the Certificate Registrar and shall be eligible for clearance and settlement through DTC;

(i) The Representatives and the Trustee shall have received a letter from Moody’s stating that the Offered Securities have received a rating of “A2(sf)” and a letter from Fitch stating that the Offered Securities have received a rating of “Asf”;

(j) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or in the over-the-counter market, or trading in any securities of SBA Parent on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the SEC, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a material disruption in securities settlement, payment or clearance services in the United States, (iii) a banking moratorium shall have been declared by Federal or state authorities, (iv) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity, crisis or emergency if, in the judgment of the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity, crisis or emergency makes it impractical or inadvisable to proceed with the completion of the offering or sale of and payment for the Offered Securities, or (v) the occurrence of any other calamity, crisis (including without limitation as a result of terrorist activities), or material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Offered Securities being delivered on the Closing Date on the terms and in the manner contemplated by this Agreement and in the Offering Memorandum (exclusive of any amendment or supplement thereto) or that, in the judgment of the Representatives, would materially and adversely affect the financial markets or the markets for the Offered Securities and or debt or equity securities;

(k) Since the date as of which information is given in the Pricing Disclosure Package, there shall not have occurred any change, or any development which would reasonably be expected to involve a prospective change, in or affecting the financial condition, or in the business, assets or results of operations, of SBA Finance or any Transaction Party, or in the Trust Fund, other than as set forth in or contemplated by the Pricing Disclosure Package and the Offering Memorandum at the date of this Agreement, the effect of which is, in the Representatives’ judgment, such as to make it impracticable or inadvisable to market or sell the Offered Securities on the terms and in the manner contemplated in the Preliminary Offering Memorandum and the Offering Memorandum (exclusive of any amendment or supplement thereto);

(l) [Reserved];

(m) (1) The Representatives and the Trustee shall have received an opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, special New York counsel to SBA Finance and the Transaction Parties, dated the Closing Date and addressed to the Initial Purchasers regarding, with respect to the Transaction Parties, the enforceability of the Transaction Documents (other than this Agreement), the Offered Securities’ entitlement to the benefits of the Trust Agreement, required authorizations and consents of federal and New York governmental authorities, no violations of federal or New York law or regulation, the validity of the security interests created under the Transaction Documents, the perfection and priority of those security interests created under the Transaction Documents the perfection and priority of which is governed by New York law, the exemption from registration of the Offered Securities under the Securities Act, the exemption from qualification of the Trust Agreement under the Trust Indenture Act, the exemption from registration as an “investment company” under the 1940 Act of the Trust (to the effect that the Trust does not rely solely on the exemption from the definition of “investment company” set forth in Section 3(c)(1) and/or 3(c)(7) of the 1940 Act), SBA Holdings, the Guarantor, the Borrowers and the 2014 Additional Guarantors and such other matters as the Representatives may reasonably request, each in form and substance reasonably satisfactory to the Representatives and their counsel (in each case subject to customary exceptions, assumptions and qualifications);

(2) The Representatives shall have received an opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, special New York counsel to SBA Finance and the Transaction Parties, dated the Closing Date and addressed to the Initial Purchasers, (A) to the effect that the Offered Securities, the Loan Agreement, the Trust Agreement, the Cash Management Agreement, the Payment Guaranty, the Parent Guaranty, the 2014 Additional Guaranty

and the Management Agreement conform in all material respects to their descriptions contained in the Pricing Disclosure Package and the Offering Memorandum, (B) to the effect that the statements in the Pricing Disclosure Package and the Offering Memorandum under the caption “Certain ERISA Considerations,” to the extent such statements constitute summaries of United States federal or New York State statutes, rules and regulations, or portions of them, are accurate in all material respects and (C) such other matters as the Representatives may reasonably request, each in form and substance reasonably satisfactory to the Representatives and their counsel; and

(3) The Representatives shall have received a letter of Paul, Weiss, Rifkind, Wharton & Garrison LLP, special New York counsel to SBA Finance and the Transaction Parties, dated the Closing Date and addressed to the Initial Purchasers, relating to negative assurances with respect to the Pricing Disclosure Package as of the Applicable Time and the Offering Memorandum as of its date and the Closing Date, in form and substance reasonably satisfactory to the Representatives and their counsel;

(n) The Representatives and the Trustee shall have received an opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, special New York counsel to the Transaction Parties, dated the Closing Date and addressed to the Initial Purchasers, regarding the substantive nonconsolidation of the assets and liabilities of the Borrowers, SBA Holdings, the Guarantor or the 2014 Additional Guarantors with those of SBA Finance, in form and substance reasonably satisfactory to the Representatives and their counsel;

(o) The Representatives and the Trustee shall have received an opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, special United States federal income tax counsel to the Borrowers, dated the Closing Date and addressed to the Initial Purchasers, that (i) the statements made in the Preliminary Offering Memorandum and the Offering Memorandum under the heading “Certain U.S. Federal Income Tax Considerations,” to the extent such statements summarize material United States federal income tax consequences of the purchase, beneficial ownership and disposition of the Offered Securities to the holders thereof described therein, are correct in all material respects, (ii) (A) the Component of the Mortgage Loan corresponding to the Offered Securities will be characterized as indebtedness for United States federal income tax purposes and (B) the Trust will be treated as a grantor trust and will not be classified as an association taxable as a corporation or as a publicly traded partnership taxable as a corporation for United States federal income tax purposes, (iii) neither the issuance of the Offered Securities nor the increase in the outstanding principal amount of the Mortgage Loan by the Closing Date Mortgage Loan Increase will result in an Adverse Tax Status Event, and (iv) otherwise satisfies the condition to the Closing Date Mortgage Loan Increase set forth in Section 3.2(A)(vi) of the Loan Agreement, in form and substance reasonably satisfactory to the Representatives and their counsel;

(p) The Representatives and the Trustee shall have received an opinion of Greenberg Traurig LLP, Florida counsel to SBA Finance, the Manager and the Sub-Manager, dated the Closing Date and addressed to the Initial Purchasers, regarding organizational matters, power and authority, due authorization, execution and delivery of the Transaction Documents by SBA Finance, the Manager and the Sub-Manager, absence of litigation, no conflicts with organizational documents, Florida laws or regulations, court orders or contracts, required authorizations and consents of Florida governmental authorities, the exemption from regulation as an “investment company” under the 1940 Act of SBA Finance, the Manager and the Sub-Manager and such other matters as the Representatives may reasonably request, in form and substance reasonably satisfactory to the Representatives and their counsel;

(q) The Representatives and the Trustee shall have received an opinion of Dudley, Newman and Feuerzeig, LLP, U.S. Virgin Islands counsel to SBA USVI, or other counsel reasonably satisfactory to the Representatives and their counsel, dated the Closing Date and addressed to the Initial Purchasers, regarding organizational matters, power and authority, due authorization, execution and delivery of the Transaction Documents by SBA USVI, absence of litigation, no conflicts with organizational documents, U.S. Virgin Islands laws or regulations, court orders or contracts, required authorizations and consents of U.S. Virgin Islands governmental authorities, regarding the filed UCC-1 financing statement, the perfection and priority of the security interests created under the Transaction Documents the perfection and priority of which is governed by U.S. Virgin Islands law and such other matters as the Representatives may reasonably request, in form and substance reasonably satisfactory to the Representatives and their counsel;

(r) The Representatives and the Trustee shall have received an opinion of Richards, Layton & Finger, PA, special Delaware counsel to the Borrowers (other than SBA USVI), the Depositor, SBA Holdings, the Guarantor and the 2014 Additional Guarantors, regarding due authorization, execution and delivery of the Transaction Documents by each of the Borrowers (other than SBA USVI), the Depositor, SBA Holdings, the Guarantor and the 2014 Additional Guarantors, due authorization of the direction by the Borrowers to the Trustee and the Certificate Registrar to execute and authenticate the Offered Securities, due authorization of the order by the Depositor to the Trustee to enter into this Agreement, the due organization of each of the Borrowers (other than SBA USVI), the Depositor, SBA Holdings, the Guarantor and the 2014 Additional Guarantors, no conflicts with organizational documents and Delaware laws or regulations, the enforceability of the limited liability company agreement of each of the Borrowers (other than SBA USVI), the Depositor, SBA Holdings, the Guarantor and the 2014 Additional Guarantors, including certain provisions thereof relating to the filing of a voluntary bankruptcy petition, the rights of a judgment creditor of such members against the property of the Borrowers (other than SBA USVI), the Depositor, SBA Holdings, the Guarantor and the 2014 Additional Guarantors, as applicable, treatment as a separate legal entity and the impact of the bankruptcy or dissolution of such members on the Borrowers (other than SBA USVI), the Depositor, SBA Holdings, the Guarantor and the 2014 Additional Guarantors, as applicable, in form and substance reasonably satisfactory to the Representatives and their counsel;

(s) The Representatives and the Trustee shall have received an opinion of Richards, Layton & Finger, PA, special Delaware counsel to the Borrowers (other than SBA USVI), the Depositor, SBA Holdings, the Guarantor and the 2014 Additional Guarantors, regarding the applicability of Delaware law to the determination of what persons have the authority to file a voluntary bankruptcy petition on behalf of each of the Borrowers (other than SBA USVI), the Depositor, SBA Holdings, the Guarantor and the 2014 Additional Guarantors, as applicable, in form and substance reasonably satisfactory to the Representatives and their counsel;

(t) The Representatives and the Trustee shall have received an opinion of Richards, Layton & Finger, PA, special Delaware counsel to the Borrowers (other than SBA USVI), the Depositor, SBA Holdings, the Guarantor and the 2014 Additional Guarantors, regarding the filed UCC-1 financing statements, the perfection and priority of the security interests created under the Transaction Documents, and a description of the lien search results against the Borrowers (other than SBA USVI), the Depositor, SBA Holdings, the Guarantor and the 2014 Additional Guarantors obtained from the Delaware Secretary of State, in form and substance reasonably satisfactory to the Representatives and their counsel;

(u) The Representatives shall have received opinions of counsel to the Trustee and Certificate Registrar dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives and their counsel;

(v) The Representatives and the Trustee shall have received an opinion of Eversheds Sutherland, counsel to the Servicer, dated the Closing Date and addressed to the Initial Purchasers, including, among other matters, negative assurances concerning the Servicer Information included in the Pricing Disclosure Package as of the Applicable Time and the Offering Memorandum as of its date and the Closing Date, in form and substance reasonably satisfactory to the Representatives and their counsel;

(w) The Representatives and the Trustee shall have received an opinion of Greenberg Traurig LLP, FCC counsel to SBA Finance and the Borrowers, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives and their counsel;

(x) The Representatives shall have received an opinion of Simpson Thacher & Bartlett LLP, dated the Closing Date and addressed to the Initial Purchasers, with respect to the validity of the Offered Securities and such other matters as the Representatives may reasonably request;

(y) The Representatives and the Trustee shall have received copies of any opinions of counsel to the Transaction Parties supplied to the Rating Agencies, the Servicer or the Trustee in connection with the issuance of the Offered Securities which opinions shall be dated the Closing Date and addressed to the Initial Purchasers or accompanied by reliance letters addressed to the Initial Purchasers;

(z) SBA Finance shall have furnished to the Representatives a copy of a memorandum addressed to SBA Finance from Paul, Weiss, Rifkind, Wharton & Garrison LLP, special New York counsel to SBA Finance and the Transaction Parties, with respect to compliance with the Risk Retention Rules, in form and substance satisfactory to the Representatives and their counsel;

(aa) SBA Finance shall have furnished to the Representatives a copy of a memorandum addressed to SBA Parent, SBA Finance and the Representatives from Sidley Austin LLP, special EU and UK securitization counsel to SBA Parent, setting out the basis on which the securitization transaction pursuant to which the Securities are issued has been structured for purposes of the Securitization Laws, in form and substance reasonably satisfactory to the Representatives and their counsel (subject to customary exceptions, assumptions and qualifications);

(bb) The Representatives and the Trustee shall have received a certificate or certificates signed by any two of the Chairman of the Board of Directors, the President, any Vice President or the Treasurer of SBA Finance, dated the Closing Date, in which each such officer shall state that (i) the representations and warranties of SBA Finance in this Agreement are true and correct on and as of the Closing Date; (ii) that SBA Finance has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and (iii) he or she has carefully examined the Pricing Disclosure Package and the Offering Memorandum and, in his or her opinion the Pricing Disclosure Package, as of the Applicable Time and as of the Closing Date, and the Offering Memorandum, as of its date and as of the Closing Date, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(cc) The Representatives and the Trustee shall have received a certificate or certificates signed by any two of the Chairman of the Board of Directors, the President, any Vice President or the Treasurer of each of the Borrowers, dated the Closing Date, in which each such officer shall state that (i) the representations and warranties of such Borrower in the Transaction Documents to which such Borrower is a party are true and correct on and as of the Closing Date; (ii) that such Borrower has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied under the Transaction Documents at or prior to the Closing Date; and (iii) he or she has carefully examined the Pricing Disclosure Package and the Offering Memorandum and, in his or her opinion the Pricing Disclosure Package, as of the Applicable Time and as of the Closing Date, and the Offering Memorandum, as of its date and as of the Closing Date, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(dd) The Representatives and the Trustee shall have received a certificate or certificates signed by any two of the Chairman of the Managers, the President, any Vice President or the Treasurer of SBA Holdings, dated the Closing Date, in which each such officer shall state that (i) the representations and warranties of SBA Holdings in the Transaction Documents to which SBA Holdings is a party are true and correct on and as of the Closing Date; and (ii) that SBA Holdings has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied under the Transaction Documents at or prior to the Closing Date;

(ee) The Representatives and the Trustee shall have received a certificate or certificates signed by any two of the Chairman of the Managers, the President, any Manager, any Vice President or the Treasurer of the Guarantor, dated the Closing Date, in which each such officer shall state that (i) the representations and warranties of the Guarantor in the Transaction Documents to which the Guarantor is a party are true and correct on and as of the Closing Date; and (ii) that the Guarantor has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied under the Transaction Documents at or prior to the Closing Date;

(ff) The Representatives and the Trustee shall have received a certificate or certificates signed by any two of the Chairman of the Managers, the President, any Vice President or the Treasurer of SBA GC Parent I, dated the Closing Date, in which each such officer shall state that (i) the representations and warranties of SBA GC Parent I in the Transaction Documents to which SBA GC Parent I is a party are true and correct on and as of the Closing Date; and (ii) that SBA GC Parent I has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied under the Transaction Documents at or prior to the Closing Date;

(gg) The Representatives and the Trustee shall have received a certificate or certificates signed by any two of the Chairman of the Managers, the President, any Vice President or the Treasurer of SBA GC Parent II, dated the Closing Date, in which each such officer shall state that (i) the representations and warranties of

SBA GC Parent II in the Transaction Documents to which SBA GC Parent II is a party are true and correct on and as of the Closing Date; and (ii) that SBA GC Parent II has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied under the Transaction Documents at or prior to the Closing Date;

(hh) The Representatives and the Trustee shall have received a certificate or certificates signed by any two of the Chairman of the Managers, the President, any Vice President or the Treasurer of SBA GC Holdings, dated the Closing Date, in which each such officer shall state that (i) the representations and warranties of SBA GC Holdings in the Transaction Documents to which SBA GC Holdings is a party are true and correct on and as of the Closing Date; and (ii) that SBA GC Holdings has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied under the Transaction Documents at or prior to the Closing Date; and

(ii) The Representatives and the Trustee shall have received a certificate or certificates signed by any two of the Chairman of the Board of Directors, the President, any Vice President or the Treasurer of the Manager, dated the Closing Date, in which each such officer shall state that (i) the representations and warranties of the Manager in the Transaction Documents to which the Manager is a party are true and correct on and as of the Closing Date; and (ii) that the Manager has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied under the Transaction Documents at or prior to the Closing Date.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

6. Termination.

The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers in their absolute discretion, by notice given to and received by the Trustee and SBA Finance prior to delivery of and payment for the Offered Securities if, prior to that time, any event described in Sections 5(j) or 5(k) shall have occurred and be continuing.

7. Indemnification and Contribution.

(a) SBA Finance hereby agrees to indemnify and hold harmless each Initial Purchaser, its directors, officers, employees and affiliates and each person, if any, who controls such Initial Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Offered Securities), to which such Initial Purchaser, director, officer, employee, affiliate or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto, (B) in the materials and information provided to investors by, or with the approval of, SBA Finance, in connection with the marketing of the offering and sale of the Offered Securities listed on Schedule III, including the sales presentation dated October 4, 2021 (the “Sales Slides”) (collectively, the “Marketing Materials”) or (C) any Form ABS-15G furnished to the SEC on EDGAR with respect to the Offered Securities, (ii) the omission or alleged omission to state in the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto or in any Marketing Materials or in any Form ABS-15G furnished to the SEC on EDGAR with respect to the Offered Securities, any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) the website maintained in compliance with Rule 17g-5 under the Exchange Act by or on behalf of SBA Finance, the Borrowers, the Guarantor or SBA Holdings in connection with the offering of the Offered Securities, or (iv) any act or failure to act or any alleged act or failure to act by such Initial Purchaser in connection with, or relating in any manner to, the Offered Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clauses (i), (ii) or (iii) above (provided that SBA Finance shall not be liable under clause (iv) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct); and shall reimburse such Initial Purchaser and each such director, officer, employee, affiliate or controlling person promptly upon demand for any legal or other expenses reasonably incurred by such Initial Purchaser, director, officer, employee, affiliate or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that SBA Finance shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto or in any Marketing Materials in reliance upon and in conformity with (i) the Initial Purchasers’ Information or (ii) the information set forth in the Preliminary Offering Memorandum and the Offering Memorandum under the heading “Description of the Trust Agreement—The Servicer” (the “Servicer Information”). The foregoing indemnity agreement is in addition to any liability which SBA Finance may otherwise have to such Initial Purchaser or to any director, officer, employee, affiliate or controlling person of such Initial Purchaser.

(b) Each of the Initial Purchasers, severally and not jointly, shall indemnify and hold harmless SBA Finance, its directors, officers, employees and affiliates, and each person, if any, who controls SBA Finance within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which SBA Finance or any such director, officer, employee, affiliate or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto or (B) the Marketing Materials or (ii) the omission or alleged omission to state in the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto or in any Marketing Materials, any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Initial Purchasers’ Information, and shall reimburse SBA Finance and any such director, officer, employee, affiliate or controlling person for any legal or other expenses reasonably incurred by SBA Finance or any such director, officer, employee, affiliate or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Initial Purchasers may otherwise have to SBA Finance or any such director, officer, employee, affiliate or controlling person.

(c) Promptly after receipt by an indemnified party under this Section 7 of the notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party (which may be counsel to an indemnifying party with the consent of the indemnified party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchasers shall have the right to employ counsel (in addition to local counsel, if necessary) to represent jointly the Initial Purchasers and their respective directors, officers, employees, affiliates and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against SBA Finance under this Section 7 if (i) the indemnifying party has agreed in writing to pay such fees and expenses, (ii) the indemnifying party has failed to provide counsel reasonably satisfactory to the Initial Purchasers in a timely manner, (iii) the Initial Purchasers shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying parties or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying parties and the Initial Purchasers and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in that event the fees and expenses of such separate counsel shall be paid by SBA Finance. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes (x) an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by SBA Finance and its affiliates on the one hand and the Initial Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of SBA Finance and its affiliates on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by SBA Finance and its affiliates on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Securities purchased under this Agreement (before deducting expenses) received by SBA Finance and its affiliates, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Offered Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Offered Securities under this Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by SBA Finance or its affiliates, or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. SBA Finance and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by them were resold to Eligible Purchasers exceeds the amount of any damages which the Initial Purchasers have otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute as provided in this Section 7(d) are several in proportion to their respective obligations and not joint.

(e) The Initial Purchasers confirm and SBA Finance acknowledges that, for all purposes of this Agreement, the information relating to the Initial Purchasers furnished to SBA Finance by or on behalf of the Initial Purchasers expressly for use in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum (the “Initial Purchasers’ Information”) consists solely of (i) the second sentence of the last paragraph on the cover page of the Preliminary Offering Memorandum and the Offering Memorandum, the second paragraph of the section of the Preliminary Offering Memorandum and the Offering Memorandum entitled “Offering of Securities” and (ii) the names, addresses and telephone numbers on page 33 of the Sales Slides.

8. Persons Entitled to Benefit of Agreement.

This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Trustee, SBA Finance and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Section 7 with respect to officers, directors, employees, affiliates or controlling persons of SBA Finance and the Initial Purchasers and in Section 4(e) with respect to holders and prospective purchasers of the Offered Securities. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 8, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

9. Expenses.

(a) SBA Finance agrees to pay all costs, expenses, fees and taxes incident to and in connection with (i) the authorization, issuance, sale, preparation and delivery of the Offered Securities; (ii) the preparation, printing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum and any amendments or supplements thereto; (iii) reproducing and distributing each of the Transaction Documents; (iv) the preparation, printing and delivery of the certificates evidencing the Offered Securities, including stamp duties and transfer taxes, if any, payable upon issuance and delivery of the Offered Securities; (v) preparing, printing and distributing the Blue Sky Memoranda (including related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for ratings letters and/or ratings confirmation letters issued in connection with the issuance of the Offered Securities; (vii) any fees charged by the rating agencies for rating the Offered Securities; (viii) the fees and expenses of E&Y and the Independent Accounting Firm incurred in connection with the delivery of the comfort letters and procedures letters to the Initial Purchasers pursuant to the terms of this Agreement; (ix) the fees and expenses of the Trustee and the Certificate Registrar (including related fees and expenses of any counsel to such parties); (x) the fees and expenses of counsel to SBA Finance and the Transaction Parties, (xi) the fees and expenses of the Servicer (including related fees and expenses of counsel to the Servicer); (xii) the reasonable fees and disbursements of Simpson Thacher & Bartlett LLP, counsel to the Initial Purchasers; (xiii) the reasonable out-of-pocket expenses of the Initial Purchasers incurred by the Initial Purchasers in connection with this Agreement and the purchase and reoffering of the Offered Securities, including, without limitation, all travel expenses of the Initial Purchasers and all expenses of the Initial Purchasers incurred in connection with attending or hosting meetings with prospective purchasers of the Offered Securities; (xiv) the reasonable out-of-pocket fees and expenses incurred by SBA Finance in connection with attending meetings with prospective purchasers of the Offered Securities, (xv) all expenses and application fees incurred in connection with the approval of the Offered Securities for book entry transfer by DTC; and (xvi) all other costs and expenses incident to the performance of the obligations of SBA Finance under this Agreement which are not otherwise specifically provided for in this Section 9.

(b) In addition, if the Trustee shall fail to tender the Offered Securities for delivery to the Initial Purchasers by reason of any failure, refusal or inability on the part of the Trustee or SBA Finance to perform any agreement on its part to be performed, or if the Initial Purchasers shall decline to purchase the Offered Securities because any other condition of the Initial Purchasers’ obligations hereunder required to be fulfilled is not fulfilled, SBA Finance will reimburse the Initial Purchasers for any reasonable out-of-pocket fees and expenses incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Offered Securities, including the reasonable fees and disbursements of Simpson Thacher & Bartlett LLP, counsel to the Initial Purchasers, and the reasonable out-of-pocket fees and expenses incurred by the Initial Purchasers in connection with hosting or attending meetings with prospective purchasers of the Offered Securities.

10. Indemnification of the Trustee

SBA Finance hereby agrees to indemnify and hold harmless the Trustee (including in its individual capacity) and any Affiliates, directors, officers, employees or agents of the Trustee for and against any loss, liability, claim or expense (including costs and expenses of litigation, and of investigation, reasonable counsel’s fees, damages, judgments and amounts paid in settlement) arising out of, or incurred in connection with, this Agreement, the marketing and Offering of the Offered Securities hereunder, or any act or omission of the Trustee relating to the exercise and performance of any of the rights and duties of the Trustee hereunder; provided, however, that the Trustee shall not be entitled to indemnification pursuant to this Section 10 for any loss, liability, claim or expense incurred by reason of any willful misfeasance, bad faith or gross negligence of the Trustee in the performance of, or reckless disregard of, its obligations and duties hereunder.

11. Certain Additional Matters Regarding the Trustee

It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Trustee under the Trust Agreement, in the exercise of the powers and authority conferred upon and vested in it thereunder, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of the Trustee but is made and intended solely for the purpose of binding only the Trust, and (iii) under no circumstances shall Deutsche Bank Trust Company Americas, in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation or covenant made or undertaken by it on behalf of the Trust under this Agreement.

12. Survival.

The respective indemnities, rights of contribution, representations, warranties and agreements of SBA Finance and the Initial Purchasers contained in this Agreement or made by or on behalf of the Guarantor, SBA Holdings, each of the Borrowers, the 2014 Additional Guarantors, the Manager or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Offered Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

13. Notices. etc.

All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Representatives, shall be delivered or sent by mail or telecopy transmission to:

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Attention: Securitized Products Origination Group

Facsimile no.: (212) 412-2663

Citigroup Global Markets Inc.

388 Greenwich Street, 7th Floor,

New York, New York 10013

Attention: ABS Syndicate

and

J.P. Morgan Securities USA LLC

383 Madison Avenue,

New York, New York 10179,

(b) if to SBA Finance or the Trustee, shall be delivered or sent by mail or telecopy transmission to:

SBA Senior Finance, LLC

8051 Congress Avenue

Boca Raton, FL 33487

Attention: Thomas P. Hunt

Facsimile no.: (561) 997-0343

or

Deutsche Bank Trust Company Americas

c/o Deutsche Bank National Trust Company

1761 East St. Andrew Place

Santa Ana, California 92705

Attention: Trust & Agency Services

Issue ID: SBA211

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

14. Definition of Terms.

For purposes of this Agreement, (a) the term “Material Adverse Effect” shall have the meaning given to such term in the Loan Agreement, (b) the term “business day” means any day on which the New York Stock Exchange, Inc. is open for trading and (c) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act.

15. Research Independence.

SBA Finance acknowledges and agree that the Initial Purchasers’ research analysts and research departments are required to be independent from its investment banking division and are subject to certain regulations and internal policies, and that the Initial Purchasers’ research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to SBA Parent and its subsidiaries and/or the offering that differ from the views of its investment bankers. SBA Finance hereby waives and releases, to the fullest extent permitted by law, any claims that SBA Finance may have against the Initial Purchasers with respect to any conflict of interest that may arise from the fact that the views expressed by its independent research analysts and research department may be different from or inconsistent with the views or advice communicated to SBA Finance by the Initial Purchasers’ investment banking division. SBA Finance acknowledges that each of the Initial Purchasers is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in the Offered Securities.

16. No Fiduciary Duty.

SBA Finance acknowledges and agrees that in connection with this offering of the Offered Securities or any other services the Initial Purchasers may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Initial Purchasers: (i) no fiduciary or agency relationship between SBA Finance and any other person, on the one hand, and the Initial Purchasers, on the other, exists; (ii) the Initial Purchasers are not acting as advisor, expert or otherwise, to SBA Finance, and such relationship between SBA Finance, on the one hand, and the Initial Purchasers, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Initial Purchasers may have to SBA Finance shall be limited to those duties and obligations specifically stated herein; and (iv) the Initial Purchasers and their respective affiliates may have interests that differ from those of SBA Finance. SBA Finance hereby waives any claims that SBA Finance may have against the Initial Purchasers with respect to any breach of fiduciary duty in connection with the offering of the Offered Securities.

17. Governing Law and Forum Selection.

THIS AGREEMENT, AND ANY CLAIM, CONTROVERSY OR DISPUTE RELATING TO OR ARISING OUT OF THIS AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK COUNTY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT AND EACH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

18. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Initial Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Initial Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Initial Purchaser that is a Covered Entity or a BHC Act Affiliate of such Initial Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Initial Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 18, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

19. Counterparts.

This Agreement may be executed in one or more counterparts (which may include counterparts delivered by facsimile) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart of this Agreement. The parties agree that this Agreement may be executed and delivered by electronic signatures and that the signatures appearing on this Agreement are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form.

20. Amendments.

No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

21. Headings.

The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement, effective as of the date first written above, among the Trustee, on behalf of the Trust, SBA Finance and the Initial Purchasers in accordance with its terms.

Very truly yours,

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but solely as Trustee, on behalf of the Trust

By:	/s/ Amy McNulty
Name: Amy McNulty
Title: Assistant Vice President

By:	/s/ Richard Vieta
Name: Richard Vieta
Title: Associate

SBA SENIOR FINANCE, LLC

By:	/s/ Thomas P. Hunt
Name: Thomas P. Hunt
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Purchase Agreement]

Accepted:

BARCLAYS CAPITAL INC.

By:	/s/ Benjamin Fernandez
Name: Benjamin Fernandez
Title: Managing Director

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Gerard Drumm
Name: Gerard Drumm
Title: Attorney-in-Fact

J.P. MORGAN SECURITIES USA LLC

By:	/s/ Marquis Gilmore
Name: Marquis Gilmore
Title: Managing Director

For themselves and as Representatives of the several

Initial Purchasers named on Schedule I hereto

[Signature Page to Purchase Agreement]

SCHEDULE I

Initial Purchasers	Principal Amount Series 2021-2C Securities	Principal Amount Series 2021-3C Securities
Barclays Capital Inc.	$304,300,000	$304,300,000
Citigroup Global Markets Inc.	$143,200,000	$143,200,000
J.P. Morgan Securities USA LLC	$143,200,000	$143,200,000
Goldman Sachs & Co. LLC	$76,075,000	$76,075,000
Mizuho Securities USA LLC	$76,075,000	$76,075,000
TD Securities (USA) LLC	$76,075,000	$76,075,000
Wells Fargo Securities LLC	$76,075,000	$76,075,000

Total	$895,000,000	$895,000,000

SCHEDULE II

Pricing Term Sheet

FINAL VERSION

THIS PRICING SUPPLEMENT TO THE PRELIMINARY OFFERING MEMORANDUM DATED OCTOBER 8, 2021 IS INTENDED FOR THE PERSONAL AND CONFIDENTIAL USE OF THE DESIGNATED RECIPIENT(S) NAMED IN THE EMAIL TO WHICH THIS PRICING SUPPLEMENT IS ATTACHED. IF YOU ARE NOT THE INTENDED RECIPIENT OF THIS PRICING SUPPLEMENT YOU ARE HEREBY NOTIFIED THAT ANY REVIEW, DISSEMINATION, DISTRIBUTION OR COPYING OF THIS PRICING SUPPLEMENT IS STRICTLY PROHIBITED.

BY ELECTING TO VIEW THIS INFORMATION, YOU REPRESENT, WARRANT AND AGREE THAT YOU WILL NOT COPY, RECORD OR OTHERWISE ATTEMPT TO REPRODUCE OR RETRANSMIT THIS INFORMATION TO ANY OTHER PERSON.

PRICING SUPPLEMENT

TO THE PRELIMINARY OFFERING

MEMORANDUM DATED OCTOBER 8, 2021

of

SBA TOWER TRUST

This is the First Supplement dated October 8, 2021 (the “Pricing Supplement”) to the confidential preliminary offering memorandum dated October 5, 2021 (the “Preliminary Offering Memorandum”) of SBA Tower Trust.

The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum. This Pricing Supplement is qualified in its entirety by reference to, and must be read in conjunction with, the Preliminary Offering Memorandum. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Offering Memorandum.

IMPORTANT NOTICE

THE OFFER AND SALE OF THE OFFERED SECURITIES HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGISTERED OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS, AND THE OFFERED SECURITIES ARE BEING OFFERED AND SOLD (1) IN THE UNITED STATES ONLY TO “QUALIFIED INSTITUTIONAL BUYERS” (“QUALIFIED INSTITUTIONAL BUYERS”) WITHIN THE MEANING OF, AND IN RELIANCE ON, RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND TO ENTITIES THAT QUALIFY AS “ACCREDITED INVESTORS” (“INSTITUTIONAL ACCREDITED INVESTORS”) WITHIN THE MEANING OF RULE 501(a)(1), (2), (3), (7), (8), (9), (12) OR (13) OF REGULATION D UNDER THE SECURITIES ACT; AND (2) TO CERTAIN NON “U.S. PERSONS” IN “OFFSHORE TRANSACTIONS” AS DEFINED IN, AND IN RELIANCE ON, REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”). PROSPECTIVE PURCHASERS ARE HEREBY NOTIFIED THAT THE SELLER OF THE OFFERED SECURITIES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A. THE OFFERED SECURITIES ARE NOT TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS DESCRIBED UNDER “NOTICE TO INVESTORS.”

THE TOWER TRUST BELIEVES THAT IT IS NOT A “COVERED FUND” UNDER THE VOLCKER RULE BECAUSE IT BELIEVES THAT IT IS NOT AN “INVESTMENT COMPANY” WITHIN THE MEANING OF SECTION 3(a)(1) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND IS NOT RELYING SOLELY ON THE EXEMPTION FROM THE DEFINITION OF “INVESTMENT COMPANY” SET FORTH IN SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

IMPORTANT: You must read the following notice before continuing. The following notice applies to this Pricing Supplement and to the Preliminary Offering Memorandum and you are therefore advised to read this notice carefully before reading, accessing or making any other use of this Pricing Supplement. In reading, accessing or making any other use of this Pricing Supplement, you agree to be bound by the following terms and conditions, including any modifications to them any time you receive any information from the Initial Purchasers as a result of such access.

NOTHING IN THIS ELECTRONIC TRANSMISSION CONSTITUTES AN OFFER OF THE OFFERED SECURITIES FOR SALE IN ANY JURISDICTION WHERE IT IS UNLAWFUL TO DO SO. THE OFFER AND SALE OF THE OFFERED SECURITIES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE OFFERED SECURITIES MAY NOT BE OFFERED OR SOLD WITHIN THE U.S. OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT), EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE OR LOCAL SECURITIES LAWS.

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This Pricing Supplement is qualified in its entirety by reference to, and must be read in conjunction with, the Preliminary Offering Memorandum dated October 5, 2021

NOTICE TO INVESTORS: UNITED KINGDOM

THE OFFERED SECURITIES ARE NOT INTENDED TO BE OFFERED, SOLD OR OTHERWISE MADE AVAILABLE TO, AND SHOULD NOT BE OFFERED, SOLD OR OTHERWISE MADE AVAILABLE TO, ANY RETAIL INVESTOR IN UNITED KINGDOM (THE “UK”). FOR THESE PURPOSES, THE EXPRESSION A “UK RETAIL INVESTOR” MEANS A PERSON WHO IS ONE (OR MORE) OF THE FOLLOWING: (I) A RETAIL CLIENT, AS DEFINED IN POINT (8) OF ARTICLE 2 OF COMMISSION DELEGATED REGULATION (EU) 2017/565, AS IT FORMS PART OF UK DOMESTIC LAW BY VIRTUE OF THE EUROPEAN UNION (WITHDRAWAL) ACT 2018 (AS AMENDED, THE “EUWA”) AND AS AMENDED; (II) A CUSTOMER WITHIN THE MEANING OF THE PROVISIONS OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (AS AMENDED, THE “FSMA”) AND ANY RULES OR REGULATIONS MADE UNDER THE FSMA (SUCH RULES AND REGULATIONS AS AMENDED) TO IMPLEMENT DIRECTIVE (EU) 2016/97, WHERE THAT CUSTOMER WOULD NOT QUALIFY AS A PROFESSIONAL CLIENT, AS DEFINED IN POINT (8) OF ARTICLE 2(1) OF REGULATION (EU) NO 600/2014, AS IT FORMS PART OF UK DOMESTIC LAW BY VIRTUE OF THE EUWA AND AS AMENDED; OR (III) NOT A QUALIFIED INVESTOR (A “UK QUALIFIED INVESTOR”) AS DEFINED IN ARTICLE 2 OF REGULATION (EU) 2017/1129, AS IT FORMS PART OF UK DOMESTIC LAW BY VIRTUE OF THE EUWA AND AS AMENDED (THE “UK PROSPECTUS REGULATION”).

CONSEQUENTLY, NO KEY INFORMATION DOCUMENT REQUIRED BY REGULATION (EU) NO 1286/2014, AS IT FORMS PART OF UK DOMESTIC LAW BY VIRTUE OF THE EUWA AND AS AMENDED (THE “UK PRIIPS REGULATION”) FOR OFFERING OR SELLING THE OFFERED SECURITIES OR OTHERWISE MAKING THEM AVAILABLE TO UK RETAIL INVESTORS IN THE UK HAS BEEN PREPARED; AND THEREFORE OFFERING OR SELLING THE OFFERED SECURITIES OR OTHERWISE MAKING THEM AVAILABLE TO ANY UK RETAIL INVESTOR IN THE UK MAY BE UNLAWFUL UNDER THE UK PRIIPS REGULATION.

THIS PRICING SUPPLEMENT IS NOT A PROSPECTUS FOR PURPOSES OF THE UK PROSPECTUS REGULATION. THIS PRICING SUPPLEMENT HAS BEEN PREPARED ON THE BASIS THAT ANY OFFER OF OFFERED SECURITIES IN THE UK WILL BE MADE ONLY TO A LEGAL ENTITY WHICH IS A UK QUALIFIED INVESTOR. ACCORDINGLY, ANY PERSON MAKING OR INTENDING TO MAKE AN OFFER IN THE UK OF OFFERED SECURITIES WHICH ARE THE SUBJECT OF THE OFFERING CONTEMPLATED IN THIS PRICING SUPPLEMENT MAY DO SO ONLY WITH RESPECT TO UK QUALIFIED INVESTORS. NEITHER THE TOWER TRUST, THE DEPOSITOR, NOR ANY INITIAL PURCHASER HAS AUTHORIZED, NOR DO THEY AUTHORIZE, THE MAKING OF ANY OFFER OF OFFERED SECURITIES IN THE UK OTHER THAN TO UK QUALIFIED INVESTORS.

ANY DISTRIBUTOR SUBJECT TO THE FINANCIAL CONDUCT AUTHORITY HANDBOOK PRODUCT INTERVENTION AND PRODUCT GOVERNANCE SOURCEBOOK (THE “UK MIFIR PRODUCT GOVERNANCE RULES”) THAT IS OFFERING, SELLING OR RECOMMENDING THE OFFERED SECURITIES IS RESPONSIBLE FOR UNDERTAKING ITS OWN TARGET MARKET ASSESSMENT IN RESPECT OF THE OFFERED SECURITIES AND DETERMINING APPROPRIATE DISTRIBUTION CHANNELS. NEITHER THE TOWER TRUST, THE DEPOSITOR, NOR (EXCEPT AS REGARDS ITSELF OR AGENTS ACTING ON ITS BEHALF, TO THE EXTENT RELEVANT) ANY INITIAL PURCHASER MAKES ANY REPRESENTATIONS OR WARRANTIES AS TO A DISTRIBUTOR’S COMPLIANCE WITH THE UK MIFIR PRODUCT GOVERNANCE RULES.

THE TOWER TRUST DESCRIBED IN THIS PRICING SUPPLEMENT MAY CONSTITUTE A COLLECTIVE INVESTMENT SCHEME AS DEFINED BY SECTION 235 OF THE FSMA. IT HAS NOT BEEN AUTHORIZED, OR OTHERWISE RECOGNIZED OR APPROVED PURSUANT TO THE FSMA AND, AS AN UNREGULATED COLLECTIVE INVESTMENT SCHEME, THE OFFERED SECURITIES ACCORDINGLY CANNOT BE MARKETED IN THE UK TO THE GENERAL PUBLIC, EXCEPT IN ACCORDANCE WITH THE FSMA.

WITHIN THE UK, THE COMMUNICATION OF THIS PRICING SUPPLEMENT (A) IF MADE BY A PERSON WHO IS NOT AN AUTHORIZED PERSON UNDER THE FSMA, IS BEING MADE ONLY TO, AND DIRECTED ONLY AT, PERSONS (I) WHO HAVE PROFESSIONAL EXPERIENCE IN MATTERS RELATING TO INVESTMENTS AND WHO ARE INVESTMENT PROFESSIONALS, AS SUCH TERM IS DEFINED IN ARTICLE 19(5) OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2005, AS AMENDED (THE “FINANCIAL PROMOTION ORDER”); (II) WHO FALL WITHIN ARTICLE 49(2)(A) THROUGH (D) (“HIGH NET WORTH COMPANIES, UNINCORPORATED ASSOCIATIONS, ETC.”) OF THE FINANCIAL PROMOTION ORDER; OR (III) TO WHOM THIS PRICING SUPPLEMENT MAY OTHERWISE LAWFULLY BE COMMUNICATED (ALL SUCH PERSONS TOGETHER BEING REFERRED TO AS “FPO PERSONS”); AND (B) IF MADE BY A PERSON WHO IS AN AUTHORIZED PERSON UNDER THE FSMA, IS BEING MADE ONLY TO, AND DIRECTED ONLY AT, PERSONS (I) WHO HAVE PROFESSIONAL EXPERIENCE

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This Pricing Supplement is qualified in its entirety by reference to, and must be read in conjunction with, the Preliminary Offering Memorandum dated October 5, 2021

IN PARTICIPATING IN UNREGULATED SCHEMES (AS DEFINED FOR PURPOSES OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (PROMOTION OF COLLECTIVE INVESTMENT SCHEMES) (EXEMPTIONS) ORDER 2001 (AS AMENDED, THE “PCIS EXEMPTIONS ORDER”)) AND WHO FALL WITHIN ARTICLE 14(5) OF THE PCIS EXEMPTIONS ORDER; OR (II) WHO FALL WITHIN ARTICLE 22(2)(A) THROUGH (D) (“HIGH NET WORTH COMPANIES, UNINCORPORATED ASSOCIATIONS, ETC.”) OF THE PCIS EXEMPTIONS ORDER; OR (III) TO WHICH THE TOWER TRUST MAY LAWFULLY BE PROMOTED IN ACCORDANCE WITH SECTION 4.12 OF THE UNITED KINGDOM FINANCIAL CONDUCT AUTHORITY’S CONDUCT OF BUSINESS SOURCEBOOK (ALL SUCH PERSONS, TOGETHER WITH FPO PERSONS, THE “RELEVANT PERSONS”). THIS PRICING SUPPLEMENT MUST NOT BE ACTED ON OR RELIED ON BY PERSONS IN THE UK WHO ARE NOT RELEVANT PERSONS. IN THE UK, ANY INVESTMENT OR INVESTMENT ACTIVITY TO WHICH THIS PRICING SUPPLEMENT RELATES, INCLUDING THE OFFERED SECURITIES, IS AVAILABLE ONLY TO RELEVANT PERSONS AND ANY INVITATION, OFFER OR AGREEMENT TO SUBSCRIBE, PURCHASE OR OTHERWISE ACQUIRE SUCH OFFERED SECURITIES WILL BE ENGAGED IN ONLY WITH RELEVANT PERSONS.

PROSPECTIVE INVESTORS IN THE UK ARE ADVISED THAT ALL, OR MOST, OF THE PROTECTIONS AFFORDED BY THE UK REGULATORY SYSTEM WILL NOT APPLY TO AN INVESTMENT IN THE OFFERED SECURITIES AND THAT COMPENSATION WILL NOT BE AVAILABLE UNDER THE UK FINANCIAL SERVICES COMPENSATION SCHEME.

NOTICE TO INVESTORS: THE EUROPEAN ECONOMIC AREA

THE OFFERED SECURITIES ARE NOT INTENDED TO BE OFFERED, SOLD OR OTHERWISE MADE AVAILABLE TO AND SHOULD NOT BE OFFERED, SOLD OR OTHERWISE MADE AVAILABLE TO ANY RETAIL INVESTOR IN THE EUROPEAN ECONOMIC AREA (“EEA”). FOR THESE PURPOSES, THE EXPRESSION A “EU RETAIL INVESTOR” MEANS A PERSON WHO IS ONE (OR MORE) OF THE FOLLOWING: (I) A RETAIL CLIENT, AS DEFINED IN POINT (11) OF ARTICLE 4(1) OF DIRECTIVE 2014/65/EU (AS AMENDED, “MIFID II” ); (II) A CUSTOMER WITHIN THE MEANING OF DIRECTIVE (EU) 2016/97 AS AMENDED, WHERE THAT CUSTOMER WOULD NOT QUALIFY AS A PROFESSIONAL CLIENT AS DEFINED IN POINT (10) OF ARTICLE 4(1) OF MIFID II; OR (III) NOT A QUALIFIED INVESTOR (AN “EU QUALIFIED INVESTOR”) AS DEFINED IN ARTICLE 2 OF REGULATION (EU) 2017/1129 (AS AMENDED, THE “EU PROSPECTUS REGULATION”).

CONSEQUENTLY NO KEY INFORMATION DOCUMENT REQUIRED BY REGULATION (EU) NO 1286/2014 (AS AMENDED, THE “EU PRIIPS REGULATION”) FOR OFFERING OR SELLING THE OFFERED SECURITIES OR OTHERWISE MAKING THEM AVAILABLE TO EU RETAIL INVESTORS IN THE EEA HAS BEEN PREPARED; AND THEREFORE OFFERING OR SELLING THE OFFERED SECURITIES OR OTHERWISE MAKING THEM AVAILABLE TO ANY EU RETAIL INVESTOR IN THE EEA MAY BE UNLAWFUL UNDER THE EU PRIIPS REGULATION.

THIS PRICING SUPPLEMENT IS NOT A PROSPECTUS FOR PURPOSES OF THE EU PROSPECTUS REGULATION. THIS PRICING SUPPLEMENT HAS BEEN PREPARED ON THE BASIS THAT ANY OFFER OF OFFERED SECURITIES IN THE EEA WILL BE MADE ONLY TO A LEGAL ENTITY WHICH IS AN EU QUALIFIED INVESTOR. ACCORDINGLY, ANY PERSON MAKING OR INTENDING TO MAKE AN OFFER IN THE EEA OF OFFERED SECURITIES WHICH ARE THE SUBJECT OF THE OFFERING CONTEMPLATED IN THIS PRICING SUPPLEMENT MAY DO SO ONLY WITH RESPECT TO EU QUALIFIED INVESTORS. NEITHER THE TOWER TRUST, THE DEPOSITOR NOR ANY INITIAL PURCHASER HAS AUTHORIZED, NOR DO THEY AUTHORIZE, THE MAKING OF ANY OFFER OF OFFERED SECURITIES IN THE EEA OTHER THAN TO EU QUALIFIED INVESTORS.

ANY DISTRIBUTOR SUBJECT TO MIFID II THAT IS OFFERING, SELLING OR RECOMMENDING THE OFFERED SECURITIES IS RESPONSIBLE FOR UNDERTAKING ITS OWN TARGET MARKET ASSESSMENT IN RESPECT OF THE OFFERED SECURITIES AND DETERMINING APPROPRIATE DISTRIBUTION CHANNELS FOR THE PURPOSES OF THE MIFID II PRODUCT GOVERNANCE RULES UNDER COMMISSION DELEGATED DIRECTIVE (EU) 2017/593 (AS AMENDED, THE “DELEGATED DIRECTIVE”). NEITHER THE TOWER TRUST, THE DEPOSITOR, NOR (EXCEPT AS REGARDS ITSELF OR AGENTS ACTING ON ITS BEHALF, TO THE EXTENT RELEVANT) ANY INITIAL PURCHASER

MAKES ANY REPRESENTATIONS OR WARRANTIES AS TO A DISTRIBUTOR’S COMPLIANCE WITH THE DELEGATED DIRECTIVE.

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This Pricing Supplement is qualified in its entirety by reference to, and must be read in conjunction with, the Preliminary Offering Memorandum dated October 5, 2021

THIS PRICING SUPPLEMENT MAY NOT BE FORWARDED OR DISTRIBUTED TO ANY OTHER PERSON AND MAY NOT BE REPRODUCED IN ANY MANNER WHATSOEVER. ANY FORWARDING, DISTRIBUTION OR REPRODUCTION OF THIS PRICING SUPPLEMENT IN WHOLE OR IN PART IS UNAUTHORIZED. FAILURE TO COMPLY WITH THIS DIRECTIVE MAY RESULT IN A VIOLATION OF THE SECURITIES ACT OR THE APPLICABLE SECURITIES LAWS OF OTHER JURISDICTIONS.

Confirmation of Your Representation: In order to be eligible to view this Pricing Supplement or make an investment decision with respect to the Offered Securities, you must be (A) (i) a Qualified Institutional Buyer, (ii) aware that the sale of the Offered Securities to you is being made in reliance on Rule 144A and (iii) acquiring such Offered Securities for your own account or for the account of another Qualified Institutional Buyer, as the case may be, (B) (i) an Institutional Accredited Investor or an entity owned entirely by other Institutional Accredited Investors, (ii) acquiring such Offered Securities for your own account and (iii) not intending to resell or distribute such Offered Securities in any manner that would violate, or require registration under, Section 5 of the Securities Act, or (C) (i) not a “U.S. person” as defined in Rule 902(k) of Regulation S (a “U.S. Person”), (ii) not acquiring such Offered Securities for the account or benefit of a U.S. Person and (iii) acquiring such Offered Securities in an “offshore transaction” as defined in Rule 902(h) of Regulation S.

You are reminded that this Pricing Supplement has been delivered to you on the basis that you are a person into whose possession this Pricing Supplement may be lawfully delivered in accordance with the laws of the jurisdiction in which you are located and you may not, nor are you authorized to, deliver this Pricing Supplement to any other person.

The materials relating to the offering do not constitute, and may not be used in connection with, an offer or solicitation in any place where such offers or solicitations are not permitted by law. If a jurisdiction requires that the offering be made by a licensed broker or dealer and the Initial Purchasers or any affiliate of the Initial Purchasers is a licensed broker or dealer in that jurisdiction, the offering shall be deemed to be made by the Initial Purchasers or such affiliate on behalf of the Issuer in such jurisdiction.

This Pricing Supplement has been sent to you in an electronic form. You are reminded that documents transmitted via this medium may be altered or changed during the process of electronic transmission and consequently none of Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, the other initial purchasers nor any person who controls any of them nor any director, officer, employee or agent of any of them nor any affiliate of any such person accepts any liability or responsibility whatsoever in respect of any difference between this Pricing Supplement distributed to you in electronic format and the hard copy version available to you on request from Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and the other initial purchasers. By accepting delivery of this Pricing Supplement, you agree to the foregoing.

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ISSUER:	SBA Tower Trust

SERIES OF SECURITIES:	Secured Tower Revenue Securities, Series 2021-2 Secured Tower Revenue Securities, Series 2021-3
SUBCLASS:
Series 2021-2, Subclass C	Initial Subclass Principal Balance: $895,000,000 % of Class Principal Balance: 12.25%
Series 2021-3, Subclass C	Initial Subclass Principal Balance: $895,000,000 % of Class Principal Balance: 12.25%

CURRENCY:	U.S. Dollars

OFFERING FORM:	144A/IAI/Reg S

PASS-THROUGH RATE: Series 2021-2, Subclass C Series 2021-3, Subclass C	1.840% 2.593%

BASE COMPONENT RATE: Series 2021-2, Subclass C Series 2021-3, Subclass C	1.840% 2.593%

POST-ARD SPREAD: Series 2021-2, Subclass C Series 2021-3, Subclass C	0.80% 1.00%

DSCR AS OF CLOSING DATE: Series 2021-2, Subclass C Series 2021-3, Subclass C	4.85x 4.85x

ANTICIPATED REPAYMENT DATE: Series 2021-2, Subclass C Series 2021-3, Subclass C	April 2027 October 2031

FINAL REPAYMENT DATE: Series 2021-2, Subclass C Series 2021-3, Subclass C	October 2051 October 2056

PAYMENT FREQUENCY	Monthly

RATINGS:[1] Series 2021-2, Subclass C Series 2021-3, Subclass C	Moody’s/Fitch: A2(sf)/Asf Moody’s/Fitch: A2(sf)/Asf

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An explanation of the significance of ratings may be obtained from the rating agencies. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The rating of the securities should be evaluated independently from similar ratings of other securities. A credit rating of a security is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning rating agency.

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This Pricing Supplement is qualified in its entirety by reference to, and must be read in conjunction with, the Preliminary Offering Memorandum dated October 5, 2021

DENOMINATIONS:	The Offered Securities will be issued in a denomination of not less than $25,000 initial principal balance and in integral multiples of $1,000 in excess thereof, except that Offered Securities issued to Institutional Accredited Investors that are not Qualified Institutional Buyers will be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

DAY COUNT:	30/360

OFFERING PRICE:	100.0%

PRICING DATE:	October 8, 2021

CLOSING DATE:	October 27, 2021

EXPECTED SETTLEMENT:	T+12 (October 27, 2021)[2]

CUSIP:
Series 2021-2, Subclass C	78403D AV2 (Rule 144A) U80547 AS8 (Regulation S)

Series 2021-3, Subclass C	78403D AX8 (Rule 144A) U80547 AT6 (Regulation S)
ISIN:
Series 2021-2, Subclass C	US78403DAV29 (Rule 144A) USU80547AS86 (Regulation S)

Series 2021-3, Subclass C	US78403DAX84 (Rule 144A) USU80547AT69 (Regulation S)

SETTLEMENT:	DTC, Euroclear, Clearstream

INITIAL PURCHASERS:	Barclays Capital Inc. Citigroup Global Markets Inc. J.P. Morgan Securities LLC Goldman Sachs & Co. LLC Mizuho Securities USA LLC TD Securities (USA) LLC Wells Fargo Securities, LLC

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The Initial Purchasers expect to deliver the Offered Securities on October 27, 2021, which will be the twelfth (12th) Business Day following the date of pricing of the Offered Securities (such settlement schedule being herein referred to as “T+12”). Under Rule 15c6-1 under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), trades in the secondary market generally are required to settle in two Business Days, unless the parties to any such trade expressly agree otherwise. Because the Offered Securities will not be delivered before closing, purchasers trading the Offered Securities on the date of pricing or the next nine Business Days will be required to specify a longer settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Offered Securities who wish to trade Offered Securities on the date of pricing or the next nine Business Days should consult their own advisor.

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This Pricing Supplement is qualified in its entirety by reference to, and must be read in conjunction with, the Preliminary Offering Memorandum dated October 5, 2021

AMENDMENTS TO THE PRELIMINARY OFFERING MEMORANDUM

In addition to the pricing information set forth above, the Preliminary Offering Memorandum is hereby amended and/or supplemented as described below.

*****

SUMMARY OF MEMORANDUM

The following paragraph that appears on page 29 of the Preliminary Offering Memorandum under the heading “Summary of Memorandum—M. Prepayment” is revised by adding the underlined language in the definition of “Prepayment Consideration” as follows:

“Prepayment Consideration” means with respect to the prepayment of a Component of the Mortgage Loan (or portion thereof) corresponding to a Series of the Offered Securities or any Component of the Mortgage Loan (or portion thereof) corresponding to a Subclass of the Existing Securities, an amount equal to the excess, if any, of (i) the present value as of the date of prepayment (by acceleration or otherwise) of all future installments of principal and interest that the Borrowers would otherwise be required to pay on such Component (or portion thereof) on the related Due Date from the date of such prepayment to and including the first Due Date that occurs less than (a) eighteen months, in the case of the 2021-3C Component, the 2020-2C Component or the 2014-2C Component or (b) twelve months, in the case of the 2021-2C Component, the 2021-1C Component, the 2020-1C Component, the 2019-1C Component or the 2018-1C Component, in each case, prior to the Anticipated Repayment Date with respect to such Component, absent such prepayment, assuming the entire Component Principal Balance of such Component is required to be paid on such Due Date, with such present value determined by the use of a discount rate equal to the sum of (x) the yield to maturity (adjusted to a “mortgage equivalent basis” pursuant to the standards and practices of the Securities Industry Association), on the Due Date relating to the date of such prepayment, of the United States Treasury Security having the maturity closest to the Distribution Date that occurs eighteen or twelve months, as applicable, prior to the Assumed Final Distribution Date related to the Anticipated Repayment Date for such Component plus (y)(A) with respect to the 2021-2C Component, 0.20% or (B) with respect to each other Component, 0.50% over (ii) the Component Principal Balance of such Component (or portion thereof) on the date of such prepayment. Prepayment Consideration will not be payable in respect of the 2021-3R Component or any other Component of the Mortgage Loan corresponding to any other Series of Risk Retention Securities.

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DESCRIPTION OF THE MORTGAGE LOAN

The following paragraph that appears on page 95 of the Preliminary Offering Memorandum under the heading “Description of the Mortgage Loan—Prepayment” is revised by adding the underlined language as follows:

The Prepayment Consideration payable with respect to the prepayment of the Component of the Mortgage Loan (or portion thereof) corresponding to either Series of the Offered Securities or any Component of the Mortgage Loan (or portion thereof) corresponding to a Subclass of the Existing Securities will equal the excess, if any, of (i) the present value as of the date of prepayment (by acceleration or otherwise) of all future installments of principal and interest that the Borrowers would otherwise be required to pay on such Component (or portion thereof) on the related Due Date from the date of such prepayment to and including the first Due Date that occurs less than (a) eighteen months, in the case of the 2021-3C Component, the 2020-2C Component or the 2014-2C Component or (b) twelve months, in the case of the 2021-2C Component, the 2021-1C Component, the 2020-1C Component, the 2019-1C Component or the 2018-1C Component, in each case, prior to the Anticipated Repayment Date with respect to such Component, absent such prepayment, assuming the entire Component Principal Balance of such Component is required to be paid on such Due Date, with such present value determined by the use of a discount rate equal to the sum of (x) the yield to maturity (adjusted to a “mortgage equivalent basis” pursuant to the standards and practices of the Securities Industry Association), on the Due Date relating to the date of such prepayment, of the United States Treasury Security having the maturity closest to the Distribution Date that occurs eighteen or twelve months, as applicable, prior to the Assumed Final Distribution Date related to the Anticipated Repayment Date for such Component plus (y)(A) with respect to the Series 2021-2C Component, 0.20% or (B) with respect to each other Component, 0.50% over (ii) the Component Principal Balance of such Component (or portion thereof) on the date of such prepayment. Prepayment Consideration will not be payable in respect of the 2021-3R Component or any other Component of the Mortgage Loan corresponding to any other Series of Risk Retention Securities.

*****

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This Pricing Supplement is qualified in its entirety by reference to, and must be read in conjunction with, the Preliminary Offering Memorandum dated October 5, 2021

This communication is intended for the sole use of the person to whom it is provided by the sender.

A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

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